As filed with the Securities and Exchange Commission on January 24, 2011.

                                                    SEC File Number 811-05631
                                                                    033-23452
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC   20549

                                  FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 31

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940

                                Amendment No. 32

                         FIRST PACIFIC MUTUAL FUND, INC.
               (Exact name of Registrant as Specified in Charter)

              2756 Woodlawn Drive, #6-201, Honolulu, Hawaii   96822
                       (Address of Principal Executive Office)

         Registrant's telephone number, including area code:  (808) 988-8088


                Terrence Lee, President; First Pacific Mutual Fund, Inc.;
                   2756 Woodlawn Drive, #6-201, Honolulu, Hawaii  96822
                          (Name and Address of Agent for Service)


                  Please send copies of all communications to:
                  Audrey C. Talley, Esquire
                  Drinker Biddle & Reath, LLP
                  One Logan Square, Suite #2000
                  Philadelphia, PA   19103-6996

                  Approximate Date of Proposed Public Offering:
                  It is proposed that this filing will become effective
                                (check appropriate box)

            _____ immediately upon filing pursuant to paragraph (b) x____ on __February 1, 2011____ pursuant to paragraph (b) _____ 60 days after filing pursuant to paragraph (a)(1)
            _____ on ___________ pursuant to paragraph (a)(1)
            _____ 75 days after filing pursuant to paragraph (a)(2)
            _____ on_________ pursuant to paragraph (a)(2) of Rule 485
            _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment


PART A:			INFORMATION REQUIRED IN A PROSPECTUS








                               [FUND LOGO OMITTED]


                                      HAWAII
                                  Municipal Fund
                                  INVESTOR CLASS

                                  TICKER:  SURFX


                                 FEBRUARY 1, 2011
                                     PROSPECTUS


                          FIRST PACIFIC MUTUAL FUND, INC.




                                  (808) 988-8088






These securities have not been approved or disapproved by the Securities and Exchange Commission ("Commission") nor has the Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.









FIRST PACIFIC MUTUAL FUND, INC.                              PROSPECTUS DATED
2756 WOODLAWN DRIVE, #6-201                                  FEBRUARY 1, 2011
HONOLULU, HAWAII  96822-1856








                                  TABLE OF CONTENTS

SUMMARY SECTION...............................................................1

ADDITIONAL INFORMATION ABOUT INVESTMENTS......................................5

ADDITIONAL INFORMATION ABOUT THE INVESTMENT MANAGER...........................7

FUND PRICING..................................................................7

ADDITIONAL INFORMATION ABOUT PURCHASING AND REDEEMING FUND SHARES.............8

DISTRIBUTIONS, CAPITAL GAINS AND TAX CONSEQUENCES............................11

DISTRIBUTION ARRANGEMENTS....................................................12

FINANCIAL HIGHLIGHTS.........................................................13






                                  SUMMARY SECTION

INVESTMENT OBJECTIVE
The investment objective of the Hawaii Municipal Fund (the "Fund,") of First Pacific Mutual Fund, Inc. ("Company") is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND
This table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)		NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

                 Management Fees                         0.50%
                 Distribution (12b-1) Fees               0.15%
                 Other Expenses                          0.38%
                 Total Annual Fund Operating Expenses    1.03%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR      3 YEARS       5 YEARS        10 YEARS
                $105         $328          $569          $1,259

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19.60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 80% of its net assets, including borrowings for investment purposes, in a portfolio of investment grade municipal securities issued by or on behalf of the State of Hawaii or any of its political subdivisions that pay interest that is exempt from regular federal and State of Hawaii income tax. The Fund's dollar-weighted average portfolio maturity is expected to be 10 years or more. More than 25% of the Fund's assets may be invested in a particular segment of the municipal bond market. The Investment Manager attempts to select securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. The Fund purchases municipal obligations that the Investment Manager believes have the best value compared to securities of similar credit quality and maturity range. The Fund generally sells municipal obligations for a number of reasons, including a change in credit quality, to extend or shorten maturity, to increase yield or to raise funds to cover redemptions.

PRINCIPAL RISKS
Market Risk - There is no guarantee that the Fund's investment objective will be met. The Fund's yield, share price and investment return can fluctuate so you may receive more or less than your original investment upon redemption. Loss of money is a risk of investing in the Fund.

Interest Rate Risk - The net asset value of the Fund may change as interest rates fluctuate. When interest rates increase, the net asset value could decline. When interest rates decline, the net asset value could increase. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates.

Credit Risk - The securities in the Fund's portfolio are subject to credit risk, which is the ability of municipal issuers to meet their payment obligations.

Call Risk - The securities in the Fund's portfolio are subject to call risk, which is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the Fund's value.

State Concentration Risk - The Fund is subject to the additional risk that it concentrates its investments in instruments issued by or on behalf of the State of Hawaii. Due to the level of investment in municipal obligations issued by the State of Hawaii and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the State of Hawaii. Therefore an investment in the Fund may be riskier than investment in other types of municipal bond funds.

Municipal Security Risk - Municipal security prices can be significantly affected by political changes, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, healthcare, transportation and utilities, conditions in these sectors can affect municipal bond prices.

Non-Diversification Risk - The Fund is non-diversified and its assets may be invested in fewer issuers than a diversified fund. If the value of portfolio securities changes, the Fund's net asset value may increase or decrease more rapidly than a diversified fund.

Tax Risk - Unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer could impact the tax-free income distributed by the Fund. In addition, some income may be subject to the federal alternative minimum tax.

PERFORMANCE
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart illustrates how the Fund's performance has varied from year to year over the past 10 years. The Fund's past performance before and after taxes is not necessarily an indication of future performance. The following table shows how the Fund's average annual total returns for the periods indicated compared to those of Barclays Capital Municipal Bond Index. Updated performance information for the Fund is available by calling (808) 988-8088 or (800) 354-9654.

[bar graph omitted] plot points as follows:
2001     4.30
2002     8.24
2003     5.40
2004     3.79
2005     2.29
2006     3.87
2007     2.12
2008    -4.98
2009    12.20
2010     1.19

During the periods shown in the bar chart, the Fund's highest quarterly return was 5.09% for the quarter ended September 30, 2009 and the lowest quarterly return was -3.31% for the quarter ended December 31, 2010.

Average Annual Total Returns for the periods ended December 31, 2010

                                         1 Year     5 Years     10 Years
Return Before Taxes                       1.19%       2.73%       3.75%
Return After Taxes on Distributions       1.18%       2.72%       3.74%
Return After Taxes on Distributions       1.99%       2.86%       3.79%
   and Sale of Fund Shares
Barclays Capital Municipal Bond Index     2.38%       4.09%       4.83%
(reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own after-tax returns will depend on your tax situation and may differ from those shown here. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT
Investment Manager - Lee Financial Group Inc.
Portfolio Manager - Louis F. D'Avanzo, Vice President of Lee Financial Group Inc., has managed the Fund since August 1991.

PURCHASE AND SALE OF FUND SHARES
You may purchase and redeem shares of the Fund on any day the New York Stock Exchange is open for business directly from the Fund or through certain financial advisors and brokers. The minimum initial purchase is $10,000 and the minimum subsequent investment is $100. These requirements may be waived under certain circumstances. New account applications, additional investment and redemption requests can be mailed to: Lee Financial Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. Telephone redemptions are accepted at (808) 988-8088 or (800) 354-9654.

TAX INFORMATION
The Fund's distributions attributable to interest income are generally exempt from regular federal and Hawaii state income tax. All or a portion of these distributions may be subject to the federal alternative minimum tax. Net capital gains distributed by or reinvested in the Fund will be taxable.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.












                     ADDITIONAL INFORMATION ABOUT INVESTMENTS

Investment Objective and Principal Strategy
	The investment objective of the Fund cannot be changed without shareholder approval.

	Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from federal income tax.

	The two principal classifications of municipal securities are general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenue derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source.

	The Fund will primarily invest its assets in a portfolio of investment grade municipal securities issued by or on behalf of the State of Hawaii, or any of its political subdivisions and agencies. The interest on these securities is exempt from regular federal and State of Hawaii income taxes in the opinion of bond counsel or other counsel to the issuer of these securities. The Fund will invest, under normal circumstances, at least 80% of the Fund's net assets, including borrowings for investment purposes, in these municipal securities.

How the Fund intends to pursue this investment strategy:

[Bullet]  Maturity Range
	The Fund invests in municipal bonds with a maturity of up to 40 years and an average expected maturity of 10 - 25 years.

[Bullet]  Credit Quality
	At least 90% of the Fund's assets will be invested in municipal securities within the four highest credit quality ratings assigned by Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Moody's Investors Service (Aaa, Aa, A,
Baa), or in unrated municipal securities judged by the investment manager to be of comparable quality.

[Bullet]  Concentration
	More than 25% of the Fund's assets may be invested in a particular segment of the municipal bond market. Developments affecting a particular segment could have a significant effect on Fund performance.

[Bullet]  Risk Management
	The Fund will consist of different types of municipal issuers in order to reduce the impact of any loss on a particular security.

[Bullet]  Downgrade Policy
	Downgraded bonds will be subject to review. Based upon the review, the Fund will elect to hold or sell the downgraded bond.

Principal Risks
	The following information provides more detail on the principal risks of investing in the Fund discussed in the Summary Section:

Hawaii Securities
	The Fund primarily invests in obligations of issuers located in Hawaii. The marketability and market value of these obligations may be affected by certain changes in Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations and voter initiatives. All Hawaiian governmental activities are the responsibility of the state. This concentration adds to the state's high level of debt. However, the State General Fund has operated within planned deficits or with ending fund balances since December 1962.

Tax Laws
	Proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on income derived from municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax-exempt interest dividends might be adversely affected.

	Additional information about the Fund's investments and risks can be found in the Statement of Additional Information ("SAI").

Portfolio Holdings
	A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's website, www.leehawaii.com.

Other Investment Practices

       During periods of adverse conditions the Fund may not achieve its investment objective. For temporary defensive purposes, including when Hawaiian tax-exempt securities are unavailable or in response to other adverse market, economic, political or other conditions, the Fund may maintain uninvested cash or invest in money market instruments. The interest on money market instruments may be subject to federal or state income taxes.

       In addition to the Fund's principal investment strategies, and the particular types of securities which the Fund may select for investment described above, the Fund may make other types of investments and pursue other investment strategies in support of its overall investment goal. Information about some of these investments and strategies is described below. More information about these and other supplemental investment strategies and the risks involved are described in the SAI. The Fund may:

     [Bullet] Hedge its portfolio partially or fully against market value changes, by buying or selling financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

     [Bullet] Engage in "when-issued" or "delayed delivery" transactions. Yields generally available on municipal securities when delivery occurs may be higher or lower than yields on securities obtained in the transactions.

     [Bullet] Enter into reverse repurchase agreements, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. These transactions are treated as a borrowing by the Fund.

     [Bullet] Purchase bonds whose interest is treated as an item of tax preference for purposes of determining federal alternative minimum tax liability.


              ADDITIONAL INFORMATION ABOUT THE INVESTMENT MANAGER

	The Investment Manager for the Fund is Lee Financial Group Inc. ("Lee Financial"), 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. Lee Financial was founded in 1988 and as of December 31, 2010 had approximately $354 million in assets under management. Lee Financial also had approximately $44 million in assets related to risk and liability administered accounts. Lee Financial is responsible for: investing the assets of the Fund, providing investment research, administering the Fund's daily business affairs, continuous review and analysis of state and local economic conditions and trends, and evaluating the portfolio and overseeing its performance. As compensation for the services provided by Lee Financial, the Hawaii Municipal Fund paid Lee Financial 0.50 of one percent (0.50%) of its average daily net assets for the most recent fiscal year. A discussion regarding the basis for the Board of Directors approving the investment management contract of the Fund is available in the Fund's September 30, 2010 Annual Report to shareholders.

	Louis F. D'Avanzo is the portfolio manager of the Fund. Mr. D'Avanzo has managed the Hawaii Municipal Fund since August 1991. He has been employed by Lee Financial since July 1989. Mr. D'Avanzo has a BA in Economics from Tufts University. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares in the Fund.

                                FUND PRICING

	The net asset value per share for the Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities and dividing the result by the number of shares outstanding. The net asset value is computed once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 pm EST). Fund shares will not be priced on the days on which the New York Stock Exchange is closed.

	The Fund's shares are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data from securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors of the Company. When events occur which may affect the accuracy of available quotations for the Fund's investments, the Fund may use fair value pricing procedures approved by the Board. The price determined by the Fund in such circumstances may differ from values assigned to securities elsewhere in the marketplace.

         ADDITIONAL INFORMATION ABOUT PURCHASING AND REDEEMING FUND SHARES

Purchasing Fund Shares
	Shares are distributed through Lee Financial Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822 or from members of the Financial Industry Regulatory Authority who have dealer agreements with Lee Financial Securities, Inc. If an order is placed with a broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund.

	In order to establish a new account, a completed application should accompany an investment in the Fund. Purchases can be made by submitting a personal check or wiring funds. Checks must be made payable to the "Hawaii Municipal Fund". New account applications and additional investments can be mailed to: Lee Financial Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. Please note that Fund purchases cannot be made by cashier's check, official check, traveler's check or any other cash instrument.

	Lee Financial Recordkeeping, Inc. performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts.

	The Fund is offered for investment on a no-load basis. The minimum initial investment to open an account is $10,000.00. The minimum subsequent investment is $100.00. This requirement may be waived under certain circumstances. Broker-dealers and other financial intermediaries may impose their own minimum and subsequent investment requirements. Please refer to "Service Agents" below for additional information. For subsequent investments, shareholders should include their Fund account number on the check.

	From time to time, the Investment Manager and its affiliates pay, from their own resources, a fee to financial institutions that generate purchase orders. These fees are described in the SAI.

	Purchases received by the close of the New York Stock Exchange (generally 4:00 pm EST) are confirmed at that day's net asset value. Purchases received after the close of the New York Stock Exchange are confirmed at the net asset value determined on the next business day. Should an order to purchase shares be canceled because an investor's check does not clear, the investor will be responsible for any resulting losses or fees incurred in that transaction. Lee Financial Securities, Inc. reserves the right to accept or reject any purchase.

Customer Identification Program
	Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Automatic Investment Plan
	Shareholders can arrange to make additional monthly purchases, automatically, through electronic funds transfer from their financial institutions. A minimum investment of $100.00 each month is required for participation in the plan. This requirement may be waived under certain circumstances.

Service Agents
	Shares of the Fund may be purchased by customers of service agents such as broker-dealers or other financial intermediaries which have established a shareholder servicing relationship with their customers ("Service Agents"). Service Agents will be allowed to place telephone purchase and redemption orders. Service Agents may impose additional or different conditions on purchases and redemptions of Fund shares and may charge transaction or other account fees. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

	The Fund relies upon the integrity of the Service Agents to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Agents properly submitted to it all purchase and redemption orders received from the Service Agent's customers before the time for determination of the Fund's net asset value in order to obtain that day's price.

Redeeming Fund Shares
	Telephone redemption privileges are automatically established on accounts unless written notification is submitted stating that this privilege is not requested. Telephone redemptions are not allowed if stock certificates are held for shares being redeemed. Redemptions will be processed but proceeds may be delayed until checks received for the purchase of shares have cleared, which may take up to 15 days from the purchase date.

	The redemption price of shares is based on the next calculation of the net asset value after the order is received by the transfer agent or Service Agent, as applicable. There are no sales charges or fees for redeeming shares. Redemptions may be suspended when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or when the Securities and Exchange Commission deems an emergency exists and permits such suspension or postponement.

	The proceeds of the redemption are made payable to the registered shareholder and mailed to the address of record within five business days.

	If the amount being redeemed exceeds $50,000.00, a written redemption request must be submitted. Signatures must be medallion signature guaranteed. This requirement may be waived under certain circumstances.

	If your account falls below $500.00, you may be asked to increase your balance. If it is still below $500.00 after 60 days, the Company may close your account and send you the proceeds. Shares will not be redeemed if an account is worth less than $500.00 due to a market decline.

Telephone Redemptions (808) 988-8088
	To protect accounts from unauthorized telephone redemptions, procedures have been established to confirm that instructions communicated by telephone are genuine. When a telephone redemption is received, the caller must provide:

	Account Number
	Name and address exactly as registered on that account
	Dollar or share amount to be redeemed
	Last 4 digits of the social security number or tax identification as registered on that account.

	If these procedures are followed, the Company, the Fund and Lee Financial Securities, Inc. will not be responsible for the authenticity of instructions received by telephone or any loss, liability cost or expense.

Written Redemption Requests
	If telephone redemption privileges are not established, a written redemption request should be sent to Lee Financial Securities, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. The request must include: registration of account, account number, the dollar or share amount to be redeemed and a signature (signed exactly as the account is registered).

Frequent Purchases and Redemptions of Fund Shares
	The Board of Directors ("Board") of the Company has determined that market timing or frequent, short-term trading is not in the best interest of the Fund or its shareholders. Short-term trading creates certain transaction costs that are borne by all shareholders and disrupts the orderly management of the Fund's portfolio investments. In order to deter such trading activity, the Board has determined to limit shareholders in the Fund to six purchase and redemption transactions, within a one-year period, other than transactions associated with automatic purchases or redemptions or transactions in omnibus accounts. In order to implement this policy, the Fund is directed to monitor trading activity in the Fund and follow the policies and procedures which are available in the Fund's SAI. The Board recognizes that these procedures may differ from the procedures used by various financial intermediaries for similar purposes and it is also recognized that there is no guarantee that the Fund's administrator ("Administrator") will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

                DISTRIBUTIONS, CAPITAL GAINS AND TAX CONSEQUENCES

	Shareholders begin earning dividends on the next business day after a purchase is made. Shareholders continue to receive dividends up to and including the date of redemption. Fund dividends accrue daily and are paid to shareholders on the last business day of each month. The Fund will automatically credit monthly distributions and any annual capital gain distributions to an investor's account in additional shares of the Fund at net asset value, unless an investor elects otherwise.

	The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). It is expected that the Fund will predominantly distribute dividends derived from interest earned on exempt securities, and these "exempt interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from the net capital gain of the Fund will generally be taxable to you as long-term capital gain. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income.

	You will recognize taxable gain or loss on a sale or redemption of your shares, based on the difference between your cost basis in the shares and the amount you receive for them. (To aid in computing your cost basis, you should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Moreover, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of that dividend amount. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

	Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund generally will not be deductible for federal income tax purposes.

	You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

	The Fund will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient." The current backup withholding rate is 28%.

	Shareholders of the Fund that are subject to Hawaii income taxes will not be subject to Hawaii income taxes on the Fund's dividends to the extent that such dividends are derived from (1) interest on tax-exempt obligations of the State of Hawaii or any of its political subdivisions or on obligations of the possessions or territories of the United States (such as Puerto Rico, Virgin Islands or Guam) that are exempt from federal income tax or (2) interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority, commission or instrumentality of the United States included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. To the extent that Fund distributions are attributable to sources not described in the preceding sentences, such as long or short-term capital gains, such distributions will not be exempt from Hawaii income tax.

	Interest on Hawaiian obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax generally applies to banks, building and loan associations, industrial loan companies, financial corporations, and small business investment companies.

	Generally, the Fund's distributions to any shareholders who are residents in states other than Hawaii will constitute taxable income for state and local income tax purposes.

	The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

	Additional information about taxes is provided in the SAI.

                             DISTRIBUTION ARRANGEMENTS

	The Fund has adopted a distribution plan under Rule 12b-1 which allows the Fund to pay up to 0.25% per year of its average daily net assets for the sale and distribution of its shares. The Fund also pays fees for services provided to shareholders.

	These fees are paid out of the Fund's assets on an on-going basis. Over time these fees will increase the cost of an investment in the Fund and may cost more than paying other types of sales charges.

                               FINANCIAL HIGHLIGHTS

	The financial highlights table is intended to help investors understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                               INVESTOR CLASS
                                          Years Ended September 30,
                                         2010   2009   2008   2007   2006
Net asset value
 Beginning of year                   $10.80   $10.31   $10.88   $11.04   $11.10

Income from investment operations
 Net investment income                  .37      .38      .39      .39      .40
 Net gain (loss) on securities
  (both realized and unrealized)        .17      .51     (.57)    (.16)    (.02)
  Total from investment operations      .54      .89     (.18)     .23      .38

Less distributions
 Dividends from net investment income  (.37)    (.38)    (.39)    (.39)    (.40)
 Distributions from capital gains         -     (.02)       -        - *   (.04)
    Total distributions                (.37)    (.40)    (.39)    (.39)    (.44)
 End of year                         $10.97   $10.80   $10.31   $10.88   $11.04

Total return                           5.12%    8.98%   -1.73%    2.14%    3.52%

Ratios/Supplemental Data
 Net assets, end of year (in 000's) $177,933 $165,893 $150,059 $148,893 $151,852
 Ratio of expenses to average
     net assets (a)                    1.03%    1.05%    1.08%    1.02%    1.04%
 Ratio of net investment income
     to average net assets             3.49%    3.77%    3.54%    3.55%    3.64%

Portfolio turnover                    19.60%   25.90%   13.47%   15.66%   22.17%

*  Less than $.01 per share

(a) Ratios of expenses to average net assets after the reduction of custodian fees and other expenses under a custodian arrangement were 1.03%, 1.02%, 1.02%, .96%, and .90% for the years ended September 30, 2010, 2009, 2008,
     2007, and 2006, respectively.
_______________________________________________________________________


	The SAI dated February 1, 2011 includes additional information about the Fund and is incorporated by reference into (legally part of) this prospectus. Additional information about the Fund's investments is available in the Annual and Semi-Annual Reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

	To request the SAI, the Annual and Semi-Annual Report, or other information, or if you have other inquiries, call (808) 988-8088 (collect) or
(800) 354-9654 inter-island or visit the Fund's website at www.leehawaii.com. The Company provides the information at no charge to shareholders.

	Information about the Company (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Call the Commission at (202) 942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Company are available on the EDGAR Database on the Commission's Internet site at www.sec.gov and upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.
                                                    SEC File number:  811-05631


PART B:  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                        FIRST PACIFIC MUTUAL FUND, INC.

                             HAWAII MUNICIPAL FUND
                        Investor Class - Ticker:  SURFX

                      STATEMENT OF ADDITIONAL INFORMATION
                            dated February 1, 2011

    First Pacific Mutual Fund, Inc. ("Corporation") is a series investment company organized as a Maryland corporation. In this Statement of Additional Information ("SAI") all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. Hawaii Municipal Fund ("Fund"), is a non-diversified, open-end management investment company whose investment goal is to provide investors with as high a level of income exempt from federal income taxes and Hawaii personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.
The Fund offers one class of shares: Investor Class. The Fund is managed by Lee Financial Group Inc. (the "Investment Manager").

	This SAI is not a prospectus and should be read in conjunction with the Corporation's Prospectus. A copy of the Prospectus dated February 1, 2011 and shareholder reports may be obtained without charge by calling (808) 988-8088 (collect) or (800) 354-9654 inter-island or visiting the Fund's website at www.leehawaii.com.

	The Prospectus and this SAI omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("Commission" or "SEC"). This omitted information may be obtained from the Commission upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

	The audited financial statements and the related report of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm of the Fund, are incorporated herein by reference in the section "Financial Statements." No other portions of the Annual Report are incorporated by reference.

                                TABLE OF CONTENTS
Fund History...................................................................2
Investment Strategies and Risks................................................2
Description of Municipal Securities Ratings...................................11
Tax Information...............................................................19
Management of the Fund........................................................21
Investment Management Agreement...............................................25
Portfolio Manager.............................................................27
Custodian.....................................................................28
Fund Accounting...............................................................28
Independent Registered Public Accounting Firm.................................28
Portfolio Transactions........................................................29
Purchasing and Redeeming Fund Shares..........................................29
The Distributor...............................................................30
Transfer Agent................................................................32




                                    FUND HISTORY

	The Corporation was incorporated in Maryland on July 8, 1988 and has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 20,000,000 shares have been allocated to the Fund. The Corporation is an open-end, management investment company and the Fund is not diversified. All shares have like rights and privileges. Each full and fractional share, when issued and outstanding, has (1) equal voting rights with respect to matters which affect the Fund, and (2) equal dividend, distribution and redemption rights to assets of the Fund. Shares when issued are fully paid and nonassessable. The Corporation may create other series or classes of stock but will not issue any senior securities.

	By Charter Amendment approved by a majority of the Corporation's shareholders on December 18, 2007, the Corporation's Board of Directors may in its discretion, without the vote or consent of the Fund's shareholders, cause the Corporation to redeem at net asset value all or any proportion of the outstanding shares of the Fund or any other series or class of the Corporation established in the future. Such redemption could be made for any purpose, including, without limitation, a reorganization or liquidation of one or more series or classes of shares. If such a redemption or liquidation occurs, the shareholders of the Fund or any class thereof would be entitled to receive the net assets belonging to that Fund, or in the case of a class, belonging to that Fund and allocable to that class. The Corporation will distribute its net assets to its shareholders in proportion to the number of shares of that Fund or class thereof held by them and recorded on the books of the Corporation. Shareholders do not have pre-emptive or conversion rights. These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors. The Corporation is not required to hold a meeting of shareholders each year.
The Corporation intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940, as amended ("1940 Act"). Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in shareholder communication in such matter.

	The Fund may use "First Pacific" in its name so long as Lee Financial Group Inc. or an affiliate thereof, acts as its investment manager.

                        INVESTMENT STRATEGIES AND RISKS

    The investment objective of the Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management. The Fund will attempt to achieve its objective by investing primarily in a portfolio of investment grade obligations with maturities of up to 40 years and the Fund has an average expected maturity of 10-25 years. The Fund will primarily invest its assets in obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Hawaii state income taxes in the opinion of counsel.

    Fundamental investment restrictions, which limit the investments of the Fund, provide that the Fund may not:

	1.	Issue senior securities.

	2.	Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer.

	3.	Invest more than 25% of its assets in a single industry.  The Fund may from time to time invest more than 25% of its assets in a particular segment (bonds financing similar projects such as utilities, hospitals or housing finance agencies) of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry. Developments affecting a particular segment could have significant effect on Fund performance. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects. The Fund may be subject to greater risk as compared to a fund that does not follow this practice.

	4.	Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the SAI and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund.  Borrowing (including bank borrowing and reverse repurchase transactions) may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient.  In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund.  The Fund's investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Fund's net asset value may increase or decrease more rapidly than a diversified fund if these securities change in value.  Notwithstanding this investment restriction, the
Fund may enter into "when-issued" and "delayed delivery" transactions.

	5.	Make loans, except to the extent obligations in which the Fund may invest in are considered to be loans.

	6.	Buy any securities "on margin."  The deposit of initial or
maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

	7.	Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as described, from time to time, under the heading "Investment Practices" in the Prospectus.

	8.	Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

	9.	Purchase any illiquid assets, including any security which is restricted as to disposition under federal securities laws or by contract ("restricted securities" or which is not readily marketable), if as a result of such purchase more than 15% of the Fund's net assets would be so invested.

	10.	Make investments for the purpose of exercising control or
participation in management.

	11.	Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may temporarily invest up to 10% of the value of its assets in Hawaii tax exempt money market funds for temporary defensive purposes, including when acceptable investments are unavailable. Such tax exempt fund investments will be limited in accordance with Section 12(d) of the 1940 Act.

	12.	Invest in equity, interests in oil, gas or other mineral exploration or development programs.

	13.	Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, and except to the extent the options and futures and index contracts the Fund may invest in are considered to be commodities or commodities contracts.

	14.	The Fund will invest, under normal circumstances, at least 80% of its total net assets in investments in which the income is exempt from both federal and State of Hawaii income tax. The total net assets subject to this 80% requirement may include securities that generate income subject to the alternative minimum tax.

	The Fund may not change any of these investment restrictions or its investment objective without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

	Frequent portfolio turnover is not anticipated. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%. The Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize a capital gain or loss. Sales of portfolio securities will be made for the following purposes: in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administrative expenses.

	Municipal Securities. Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax-exempt commercial papers. Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular Federal income tax. The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Some municipal leases and participation certificates may not be considered readily marketable. The "issuer" of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the nongovernmental user of a facility, the assets and revenues of which will be used to meet the payment obligations, or
the guarantee of such payment obligations, of the municipal securities.   Zero
coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Inverse floaters are types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium, and the interest on the bonds to their maturity date or to a specific call date. The bonds are payable from principal and interest on an escrow account invested in U.S. government obligations, rather than from the usual tax base or revenue stream. As a result, the bonds are rated AAA by the rating agencies.

	The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity payment in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the note holders, the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchased by the Fund will meet the criteria established for the purchase of municipal securities.

	Medium and Lower Grade Municipal Securities. Municipal securities which are in the medium and lower grade categories generally offer a higher current yield than that offered by municipal securities which are in the high grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of principal and interest when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Generally, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues, accordingly, the Fund will seek to reduce risk through investing in multiple issuers, credit analysis, and attention to current developments and trends in the economy and financial and credit markets.

	Many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by one of the rating agencies; hence the Fund's portfolio may at times contain unrated securities. Unrated securities may carry a greater risk and a higher yield than rated securities. Although unrated securities are not necessarily lower quality, the market for them may not be so broad as for rated securities. The Fund will purchase only those unrated securities which the Investment Manager believes are comparable to rated securities that qualify for purchase by the Fund.

	Hawaii Bonds. Four types of Hawaii bonds have been authorized for issuance (bonds, notes and other instruments of indebtedness). They are:

	1.	General Obligation bonds (all bonds for the payment of the principal and interest of which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);

	2.	Bonds issued under special improvements statutes;

	3.	Revenue bonds or bond anticipation notes (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

	4.	Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract and security) including anti-pollution revenue bonds. Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.

	All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the State Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the State Legislature.

	The Constitution provides that determinations of the total outstanding indebtedness of the State and the exclusions therefrom shall be made annually and certified by law or as prescribed by law. General obligation bonds may be issued by the State provided that such bonds at the time of issuance would not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds in the current or any future fiscal year, whichever is higher, to exceed a sum equal to 18.5% of the average of the General Fund revenues of the State in the three fiscal years immediately preceding such issuance. For the purposes of such determination, General Fund revenues of the State do not include monies received as grants from the federal government and receipts in reimbursement of any reimbursable general obligation bonds which are excluded in computing the total indebtedness of the State.

	Because the Fund will ordinarily invest 80% or more of its net assets in Hawaii obligations, it is more susceptible to factors affecting Hawaii issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

	Although Hawaii's economy was not immune to the turmoil in the domestic and international economies, in the third quarter of 2010 Hawaii's economic indicators were mostly positive. According to the State of Hawaii Department of Business, Economic Development and Tourism's ("DBEDT"), "Although Hawaii's economy continues to recover from the current recession, the full recovery is likely to be a gradual process over the next several years." The data below has been gathered from DBEDT's Quarterly Statistical Economic Report, Executive Summary 4th Quarter 2010.

	Hawaii's civilian employment count totaled 594,100 an increase of 0.3% in the third quarter of 2010 compared to the third quarter of 2009, experiencing the first quarterly increase since the second quarter of 2008. Hawaii's civilian labor force declined 0.4% as compared to the same period 2009. The civilian unemployed averaged 41,850 in the third quarter of 2010, a decrease of 8.5% for the prior period.

	Civilian wage and salary jobs increased 0.5% in the third quarter of 2010 compared to the same period 2009, mainly due to job gains in visitor related industries. Job growth for the period was recorded in Food Services and Drinking Places; Educational Services; Accommodation; Retail Trade; and Health Care & Social Assistance, which amounted to increases of 3.3%, 11.4%, 4.0%, 2.1%and
1.8% respectively, compared to the third quarter of 2009. Job losses impacted Professional and Business Services; and Natural Resources, Mining and Construction; which amounted to decreases of 2.8%, and 4.7%, respectively.

	According to the U.S. Bureau of Economic Analysis, Hawaii's nominal personal income increased 1.5% in the second quarter of 2010 from the second quarter of 2009, noting that the increase includes inflation so that the growth of real personal income was either negative or very small. For the period, Personal Current Transfer Receipts increased 6.0%, Supplements to Wages and Salaries increased 2.1%, Proprietors' Income increased 4.1%, and Dividends, Interest, and Rent increased 1.9%, while Wage and Salary Disbursements decreased 0.4%.

	General fund tax revenue decreased by 13.6% in the third quarter of 2010 compared to the third quarter of 2009. For the third quarter of 2010 compared to the third quarter of 2009, collections in the General Excise and Use Tax revenues, and Transient Accommodations Tax increased 5.8%, and 32.6%, respectively; and Net Individual Income Tax decreased 53.7% mainly due to the payment of delayed refunds and Net Corporate Income Tax revenues decreased 85.9% due to the decrease in Declaration of Estimated Taxes.

 	In the third quarter of 2010, tourism performed better than expected with visitors staying longer and spending more on a daily basis. Year-to-date in 2010, the number of visitor arrivals by air, average daily census and visitor expenditures increased 7.3%, 7.6% and 13.7%, respectively from the same period 2009.

	Construction activity was generally mixed for the third quarter of 2010. Construction jobs, declined by 4.7% in the third quarter of 2010 compared to the third quarter of 2009. Private building authorizations were down 1.2%, in the third quarter of 2010 compared to the same period 2009. Government contracts awarded increased 50.8%, in the third quarter of 2010 compared to the same period 2009.

	Bankruptcy filings increased 23.7% for the third quarter of 2010 compared to the same period in 2009.

	Hawaii's economy, along with most of the U.S. economy, has been adversely impacted by the global economic crisis. DEBDT is expecting that Hawaii's economy is expected to continue positive growth into the fourth quarter of 2010 with a modest recovery spreading to all areas. Hawaii's economy depends significantly on conditions in the U.S. economy and key international economies, especially Japan. "According to the November 2010 Blue Chip Economic Consensus Forecasts, U.S. real GDP [Gross Domestic Product or GDP is one of the primary indicators used to gauge the health of a country's economy] is expected to increase by 2.7% in 2010 as a whole." However, the forecast for 2011 real U.S. GDP "expects an overall 2.5 growth in U.S. real GDP." Japan's real GDP growth is projected to increase 2.9% in 2010, followed by modest growth of 1.2% in 2011. Hawaii's real GDP projections for 2010 indicate an increase of 1.4% and a modest increase of 1.8% in 2011.

	Hawaii's economy is largely impacted by tourism. DBEDT expects visitor arrivals for 2010 to increase 7.7% and visitor days increasing 8.2%. DBEBT has further revised visitor expenditures in 2010 to 14.8%. DBEDT forecasts growth rates for visitor arrivals, visitor days and visitor expenditures to be 4.1%, 4.1% and 8.4%, respectively in 2011.

	DBEDT forecasts that beyond 2011 Hawaii's economy should experience a gradual recovery, which will continue into 2013. These economic forecasts assumed that there are improvements in national and international economies and no new catastrophic event will occur to impact the Hawaii economy.

	According to the State of Hawaii there are lawsuits and claims, that, if ultimately resolved against the State, could have a material adverse effect on the State's financial condition or as to which the State is unable to predict the magnitude of its potential liability, if any. Such lawsuits and claims include those involving (i) the Office of Hawaiian Affairs ("OHA") and certain land (the "Ceded Lands") transferred in 1898 by the Republic of Hawaii to the United States and in 1959, upon the State's admission to the Union, by the United States to the State (as to, among other things, the adequacy of State payments to OHA from the income and sales of Ceded Lands and whether the State may alienate Ceded Lands and extinguish claims Hawaiians assert to the Ceded Lands); (ii) the Hawaiian Home Lands Trust and the Department of Hawaiian Home Lands (as to certain alleged breaches of trust and fiduciary duties and related individual claims by beneficiaries of the Hawaiian Homes Commission Act of 1920, referred to herein as the "Individual Claims Cases" and "Nelson");
(iii) the Employees Retirement System ("ERS") (as to the constitutionality of certain 1999 legislation ("Act 100") relating to employer contributions into the
ERS); and (iv) the Hawaii Employer-Union Health Benefits Trust Fund ("EUTF") (as to the alleged rights of retirees and their dependents to health care benefits equivalent to those provided to active employees and their dependents).

	U.S. Government Securities. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks and the Federal National Mortgage Association ("Fannie Mae"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac"). On September 7, 2008, Fannie Mae and Freddie Mac (collectively the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA"). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of, operate and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator's appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The Treasury has also (i) established a new secured lending credit facility which will be available to Freddie Mac, Fannie Mae, and the Federal Home Loan Banks, which is intended to serve as a liquidity backstop, and which will be available until December 2012; and (iii) initiated a temporary program to purchase residential mortgage-backed securities issued by Freddie Mac and Fannie Mae.

	The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac's and Fannie Mae's respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac's and Fannie Mae's operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities issued or guaranteed by Freddie Mac and Fannie Mae.

	Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by Standard & Poor's Ratings Service ("S&P" or "Standard & Poor's") or Aa3, or better, by Moody's Investors Service ("Moody's"); prime commercial paper (rated A-1 + or A-2 by S&P or P-1 or P-2 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, withholding income taxes at the source, or possible seizure or nationalization of foreign deposits. Investment in U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac may involve the risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. When the Investment Manager determines that there is a period of adverse market conditions, including when Hawaiian tax-exempt securities are unavailable, the Fund may maintain uninvested cash or invest up to 20% of the value of its net assets for temporary defensive purposes in money market instruments the interest on which may be subject to federal, state or local income tax. When the Fund takes a temporary defensive position, the Fund will not be pursuing policies designed to achieve its investment objective.

Investment Practices of The Fund.
	Hedging. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. If the Investment Manager deems it appropriate to hedge partially or fully the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

	Both parties entering into a financial futures contract are required by the contract marketplace to post a good faith deposit, known as "initial margin." Thereafter, the parties must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and are credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "maintenance margin." In situations in which the Fund is required to deposit additional maintenance margin, and if the Fund has insufficient cash, it may have to sell portfolio securities to meet such maintenance margin requirements at a time when it may be disadvantageous to do so. When the Fund engages in the purchase or sale of futures contracts or the sale of options thereon, it will deposit the initial margin required for such contracts in a segregated account maintained with the Fund's custodian, in the name of the futures commission merchant with whom the Fund maintains the related account. Thereafter, if the Fund is required to make maintenance margin payments with respect to the futures contracts, or mark-to-market payments with respect to such option sale positions, the Fund will make such payments directly to such futures commission merchant. The SEC currently requires mutual funds to demand promptly the return of any excess maintenance margin or mark-to-market credits in its account with futures commission merchants. The Fund will comply with SEC requirements concerning such excess margin.

	The Fund may also purchase and sell put and call options on financial futures, including options on municipal bond index futures. An option on a financial future gives the holder the right to receive, upon exercise of the option, a position in the underlying futures contract. When the Fund purchases an option on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a price (the "strike price") determined at the time the option was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures and the holder of a put option has the right to receive a short (or seller's) position in the underlying futures.

	When the Fund sells an option on a financial futures contract, it receives a cash premium which can be used in whatever way is deemed most advantageous to the Fund. In exchange for such premium, the Fund grants to the option purchaser the right to receive from the Fund, at the strike price, a long position in the underlying futures contract, in the case of a call option, or a short position in such futures contract, in the case of a put option, even though the strike price upon exercise of the option is less (in the case of a call option) or greater (in the case of a put option) than the value of the futures position received by such holder. If the value of the underlying futures position is not such that the exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The Fund has no obligation to return premiums paid to it whether or not the option is exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. The SEC requires that the obligations of mutual funds, such as the Fund, under option sale positions must be "covered."

	The Fund does not intend to engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes in the values of securities in their portfolios resulting from market conditions, such as fluctuations in interest rates. In addition, the Fund will not enter into futures contracts or related options (except in closing transactions) if, immediately thereafter, the sum of the amount of its initial margin deposits and premiums paid for its open futures and options positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets (taken at current value).

	Investments in financial futures and related options entail certain risks. Among these are the possibility that the cost of hedging could have an adverse effect on the performance of the Fund if the Investment Manager's predictions as to interest rate trends are incorrect or due to the imperfect correlation between movement in the price of the futures contracts and the price of the Fund's actual portfolio of municipal securities. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the securities in a portfolio, at the same time hedging transactions tend to limit any potential gains which might result in an increase in the value of such securities. In addition, futures and options markets may not be liquid in all circumstances due to, among other things, daily price movement limits which may be imposed under the rules of the contract marketplace, which could limit the Fund's ability to enter into positions or close out existing positions, at a favorable price. If the Fund is unable to close out a futures position in connection with adverse market movements, the Fund would be required to make daily payments on maintenance margin until such position is closed out. Also, the daily maintenance margin requirement in futures and option sales transactions creates greater potential financial exposure than do option purchase transactions, where the Fund's exposure is limited to the initial cost of the option.

	Income earned or deemed to be earned, if any, by the Fund from its hedging activities will be distributed to its shareholders in taxable distributions.

	The Fund's hedging activities are subject to special provisions of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). These provisions may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income and to incur tax at the Fund level. The Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

	If the Investment Manager deems it appropriate to seek to hedge the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and related options, such as municipal bond index futures contracts and the related put or call options contracts on such index futures.
A tax exempt bond index fluctuates with changes in the market values of the tax exempt bonds included in the index. An index future is an agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities.

	"When-issued" and "delayed delivery" transactions. The Fund may engage in "when-issued" and "delayed delivery" transactions and utilize futures contracts and options thereon for hedging purposes. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of and makes payment for such securities. These transactions are subject to market fluctuation, the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The SEC generally requires that when mutual funds, such as the Fund, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable portfolio securities with its custodian in an amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objectives and policies and not for the purpose of investment leverage.

	Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. The Fund will maintain in a segregated account having an aggregate value with its custodian, cash, treasury bills, or other
U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Fund and will be used as a source of funds on a short-term basis, in an amount not exceeding
5% of the net assets of the Fund (which 5% includes bank borrowings) at the time of entering into any such agreement. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit worthiness of such party and will monitor such credit worthiness on an ongoing basis.

                 DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

Short-Term Credit Ratings

	A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

	"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

	"A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

	"A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

	"B" - An obligation is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinctions within the "B" category.

	"B-1" - A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

	"B-2" - A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

	"B-3" - A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

	"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

	"R" - An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

	"SD" and "D" - an obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

	"NR" - An issuer designated "NR" is not rated.

	Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

	Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

	Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

	"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

	"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

	"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

	"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

	Fitch, Inc. / Fitch Ratings Ltd. ("Fitch") short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
The following summarizes the rating categories used by Fitch for short-term obligations:

	"F1" - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

	"F2" - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

	"F3" - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

	"B" - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

	"C" - Securities possess high short-term default risk. Default is a real possibility.

	"RD" - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

	"D" - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

	The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

	"R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing exceptionally high ability to repay current liabilities as they fall due. Entities rated in this category are unlikely to be affected by future events.

	"R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality, and indicates an entity possessing very high ability to repay current liabilities as they fall due and, in most cases, ratings in this category differ from "R-1 (high)" credits by relatively modest degree. Entities rated in this category are unlikely to be significantly vulnerable to future events.

	"R-1 (low)" - Short-term debt rated "R-1 (low)" is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

	"R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

	"R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

	"R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

	"R-3" - Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

	"R-4" - Short-term debt rated "R-4" is speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

	"R-5" - Short-term debt rated "R-5" is highly speculative credit quality. There is a high level of uncertainty as to the capacity of the entity to meet short-term financial obligations as they fall due.

	"D" - A security rated "D" implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to "D" may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

	The following summarizes the ratings used by Standard & Poor's for long-term issues:

	"AAA" - An obligor rated "AAA" has extremely strong capacity to meet its financial commitments. "AAA" is the highest issuer credit rating assigned by Standard & Poor's.

	"AA" - An obligor rated "AA" has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

	"A" - An obligor rated "A" has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

	"BBB" - An obligor rated "BBB" has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

	"BB," "B," "CCC" and "CC" - Obligors rated "BB," "B," "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

	"BB" - An obligor rated "BB" is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

	"B" - An obligor rated "B" is more vulnerable than the obligors rated "BB", but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

	"CCC" - An obligor rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

	"CC" - An obligor rated "CC" is currently highly vulnerable.

	Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

	"R" - An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

	"SD" and "D" - An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

	"NR" - An issuer designated "NR" is not rated.

	Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

	The following summarizes the ratings used by Moody's for long-term debt:

	"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

	"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

	"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

	"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

	"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

	"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

	"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

	"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

	"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

	Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

	The following summarizes long-term ratings used by Fitch:

	"AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

	"AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

	"A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

	"BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

	"BB" - Securities considered to be speculative. "BB" ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

	"B" - Securities considered to be highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

	"CCC," "CC" and "C" - A "CCC" rating indicates substantial credit risk, with default a real possibility. A "CC" rating indicates very high levels of credit risk. Default of some kind appears probable. "C" ratings signal exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

	"RD" - indicates an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

	"D" - indicates an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

	Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

	"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

	In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

	Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "B".

	The following summarizes the ratings used by DBRS for long-term debt:

	"AAA" - Long-term debt rated "AAA" is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

	"AA" - Long-term debt rated "AA" is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from "AAA" only to a small degree. Unlikely to be significantly vulnerable to future events.

	"A" - Long-term debt rated "A" is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than "AA." May be vulnerable to future events, but qualifying negative factors are considered manageable.

	"BBB" - Long-term debt rated "BBB" is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

	"BB" - Long-term debt rated "BB" is defined to be speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

	"B" - Long-term debt rated "B" is highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

	"CCC", "CC" and "C" -Long-term debt rated in any of these categories is very highly speculative credit quality and is in danger of defaulting on financial obligations. There is little difference between these three categories, although "CC" and "C" ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the "CCC" to "B" range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the "C" category.

	"D" - A security rated "D" implies a financial obligation has not been met or its is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to "D" may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

	("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

Municipal Note Ratings

	A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

       [Bullet] Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

       [Bullet] Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

	Note rating symbols are as follows:

	"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

	"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

	"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

	Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

	"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

	"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

	"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

	"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

	In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

	When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

	VMIG rating expirations are a function of each issue's specific structural or credit features.

	"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

	"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

	"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

	"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

	Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody's credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

                               TAX INFORMATION

	The following summarizes certain additional tax considerations generally affecting the Fund and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

	The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the "Code") and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

	The Fund qualified during its last taxable year and intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

	First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

	Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund's total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

	Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

	The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

	A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

	For the Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

	An investment in a tax-exempt fund is not intended to constitute a balanced investment program. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends may be ultimately taxable to the beneficiaries when distributed. In addition, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

	For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year beginning on or before December 23, 2010 to offset its own capital gains, if any, during the eight years following the year of the loss. As of September 30, 2010, the Fund had a capital loss carryforward of $1,283,580, of which $1,162,876 expires in 2017 and $120,704 expires in 2018. For capital losses realized in taxable years beginning after December 23, 2010, the eight-year limitation has been eliminated, so that any capital losses realized by the Fund in its taxable year beginning October 1, 2011 and in subsequent taxable years are permitted to be carried forward indefinitely.

                            MANAGEMENT OF THE FUND

	The Officers and Directors of the Corporation, their principal occupations for the last five years and their affiliation, if any, with the Investment Manager, or the Corporation's Distributor, are shown below. Interested persons of the Corporation as defined in the 1940 Act are indicated by an asterisk (*) in the table below. The Officers of the Corporation manage its day-to-day operations. The Corporation's Investment Manager and its Officers are subject to the supervision and control of the Directors under the laws of the state of Maryland.



                                                                    Number of
                                                                    Portfolios
              Position     Term of                                  in Fund
              &            Office and                               Complex
              Office With  Length of         Principal Occupation   Overseen
Name Age      the          Time              During the Past        by
and Address   Corporation  Served            Five Years             Director

DISINTERESTED DIRECTORS
Clayton W.H. Chow (58) Director Unlimited Term Since April 2010, Sales         1
896 Puuikena Dr.                   22 years    Consultant, Henry Schein
Honolulu, HI  96821                            Dental; Prior to April 2010,
                                               Office Technology Specialist,
                                               Xerox Corporation and Account
                                               Executive, Roadway Express

Lynden M. Keala (56)   Director Unlimited Term Account, Executive, Workflow    1
47-532 Hui Iwa St.                 21 years    One (formerly The Relizon
Kaneohe, HI 96744                              Company)

Stuart S. Marlowe (70) Director Unlimited Term Owner, Surfside Sales and       1
PO Box 630507                      22 years    Marketing (Sales and marketing of
Lanai City, HI  96763                          music for the State of Hawaii)

Karen T. Nakamura (66) Director Unlimited Term Executive Vice President & CEO, 1
2825 S. King Street, #2001         13 years    Building Industry Association
Honolulu, HI  96826                            of Hawaii
                                               Vice President, Wallpaper
                                               Hawaii, Ltd.

Kim F. Scoggins (63)   Director Unlimited Term Commercial Real Estate,         1
220 S. King Street, #1800          13 years    Colliers Monroe Friedlander, Inc.
Honolulu, HI  96813                            Real Estate, 1250 Oceanside
                                               Partners

INTERESTED DIRECTORS
Terrence K.H. Lee (53) Director Unlimited Term Director, President and         1
593 Moaniala Street    President   22 years    CEO, Lee Financial Group Inc.,
Honolulu, HI  96821    and CEO                 Lee Financial Securities, Inc.,
                                               and Lee Financial Recordkeeping,
                                               Inc.

OFFICERS
Nora B. Simpson (50)   Treasurer, Chief        Vice President, CCO, CFO and
503 Blackbird Drive    Compliance Officer,     Treasurer, Lee Financial Group
Hockessin, DE  19707   Assistant Secretary     Inc., Lee Financial Securities,
                                               Inc., and Lee Financial
                                               Recordkeeping, Inc.


Charlotte A. Meyer (57)Assistant Treasurer     Director, Assistant Treasurer and
64-5251 Puu Nani Drive	                       Vice President, Lee Financial
PO Box 2834                                    Group Inc., Lee Financial
Kamuela, HI  96743                             Securities, Inc., and Lee
                                               Financial Recordkeeping, Inc.

Lugene Endo Lee (54)   Secretary               Director, Secretary and Vice
2756 Woodlawn Drive, #6-201                    President, Lee Financial Group
Honolulu, HI  96822	                       Inc., Lee Financial Securities,
                                               Inc., and Lee Financial
                                               Recordkeeping, Inc.

There are no other Directorships held by any of the Directors.
Terrence K.H. Lee and Lugene Endo Lee are husband and wife.
Terrence K.H. Lee is an interested person of First Pacific Mutual Fund, Inc. by virtue of his relationship as a Director, Officer and Shareholder of the Investment Manager, as a Director and Officer of the principal underwriter and transfer agent and has had a material and professional relationship with the Corporation for the last two completed calendar years.

	Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director for the Fund. Mr. Chow has substantial local business and management experience as an office technology specialist. Mr. Keala's experience as an account executive for two operating companies brings significant local business and sales experience to the Board. Mr. Marlowe has more than 30 years of business, leadership and entrepreneurial experience as founder and president of a business enterprise and currently as owner of a local sales and marketing firm. Ms. Nakamura has substantial business and management experience as a senior executive with operating companies and previous experience as a board member of another mutual fund. Mr. Scoggins has substantial business experience as a senior executive of a commercial real estate firm and has previous experience as a board member of another mutual fund. Mr. Lee brings over three decades of investment management and senior executive business experience as an investment adviser and as the founder, director, president and chief executive officer of the Fund's Investment Manager, transfer agent and distributor.

Audit Committee
      The Audit Committee of the Fund ("Committee") oversees the Fund's financial reporting process and internal controls and monitors the Fund's internal audit plans. With the assistance of the independent accountants of the Fund, the Committee ensures the adequacy of Fund reporting, internal controls and personnel, information systems, quality of the Fund's accounting principles, clarity of the Fund's financial disclosures and degree of aggressiveness or conservatism of accounting principles.

      The Committee provides assistance to the Fund's Directors in fulfilling their responsibilities to the Fund relating to fund accounting, reporting practices of the Fund, and the quality and integrity of the financial reports of the Fund. In so doing, it is the responsibility of the Committee to maintain a free and open means of communication among the Directors, the independent accountants and the Fund's officers.

      Each non-interested Director serves as a member of the Committee.

      The Audit Committee held two meetings during the fiscal year ended September 30, 2010.

Nominating Committee
     The Nominating Committee's mission is to promote the effective participation of qualified individuals on the Board of Directors and Committees of the Board.

      Each non-interested Director serves as a member of the Nominating
Committee.

     The Nominating Committee held one meeting during the fiscal year ended September 30, 2010.

     The Nominating Committee will not consider nominees recommended by security holders.

      The Board is currently composed of six Directors, five of whom are "disinterested directors." The Board has appointed Mr. Lee, the Board's only interested Director, to serve as the Chairman of the Board. The Board has also engaged the Investment Manager to manage and administer the Fund. All parties engaged to render services to the Fund are subject to the oversight of the Board. The Chairman presides at meetings, oversees preparation of meeting agenda, serves as liaison to the third-party service providers and other Directors and officers and performs such acts and duties as may be permitted by the Fund's Articles of Incorporation, Bylaws, Fund policies and governing law. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board conducts regular quarterly meetings and special meetings, either in person or telephonic, to ensure the uninterrupted oversight and management of the Fund. The Board also relies on professionals, such as the independent registered public accountants and legal counsel, and the Fund's Chief Compliance Officer to assist the Directors in performing their oversight responsibility. The Board has established the committees described above and may establish ad hoc committees from time to time to assist the Board in fulfilling its oversight. The Board does not have a lead independent director; however, each of the Board's standing committees are comprised exclusively of the disinterested Directors of the Fund. The Board reviews its leadership structure during its periodic self-assessments and based on that review, has determined that its leadership structure is appropriate because it enables the Board to exercise informed and independent judgment over matters under its purview by the delegation of responsibility among committees of the Board, the frequent communications with professionals retained to serve the Fund, including the Investment Manager, legal counsel, financial and accounting professionals and compliance personnel, that enhance the Board's oversight.

      The Board performs its risk oversight function for the Fund through a combination of direct oversight by the Board as a whole and its committees and indirectly through the Investment Manager, Fund officers, compliance personnel and other service providers. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Day-to-day risk management functions are within the responsibilities of the Investment Manager and the other service providers retained to carry out the Fund's investment management and business affairs. The Board provides risk oversight through: receiving and reviewing on a regular basis reports on a variety of matters, including matters related to risk assessments determined by the Investment Manager and other service providers; receiving, reviewing and approving compliance policies and procedures; periodic meetings with the portfolio manager to review investment policies, strategies and risks; meetings with key personnel from the principal service providers to review, discuss and provide guidance and direction with respect to the activities and operations of the Fund; and meeting regularly with the Chief Compliance Officer of the Fund to discuss compliance findings and issues. The Audit Committee also receives periodic reports from the Fund's independent registered public accounting firm and from the Fund's Treasurer on internal control, disclosure controls and procedures and financial reporting matters.

      The Board also relies on the Investment Manager, with respect to day-to-day operations and activities of the Fund, to create and maintain processes and controls to minimize risk and the likelihood of adverse effects on the Fund's business and reputation.

Set forth below is the dollar range of securities of the Fund or the Corporation beneficially owned by the Director as of December 31, 2010:

                                            Aggregate Dollar Range of Securities
                                                  in all Registered Investment
			Dollar Range of     	 Companies overseen by Director in
Name of Director	Securities In the Fund	  Family of Investment Companies
Disinterested Directors
Clayton W.H. Chow       $1 - $10,000              $1 - $10,000
Lynden M. Keala         $1 - $10,000              $1 - $10,000
Stuart S. Marlowe       $1 - $10,000              $1 - $10,000
Karen T. Nakamura       over $100,000             over $100,000
Kim F. Scoggins         $1 - $10,000              $1 - $10,000

Interested Directors
Terrence K.H. Lee       over $100,000             over $100,000

	The compensation of the Officers, other than the Corporation's Chief Compliance Officer, who are interested persons (as defined in the 1940 Act) of the Investment Manager is paid by the Investment Manager. The Corporation pays the compensation of all other Directors of the Corporation who are not interested persons of the Investment Manager for services or expenses incurred in connection with attending meetings of the Board of Directors and pays the compensation of the Chief Compliance Officer. The Directors and Officers as a group own less than 1% of the Fund's shares. Set forth below is the Directors and Chief Compliance Officer's compensation for the most recent fiscal year:

                  Aggregate     Pension or           Estimated     Total
                  Compensation  Retirement Benefits  Annual        Compensation
Name of Person,   From          Accrued As Part of   Benefits Upon From
Position          Corporation   Corporation Expenses Retirement    Corporation

Disinterested Directors
Clayton W.H. Chow       $1,500.00         0             0          $1,500.00
Director

Lynden M. Keala         $1,500.00         0             0          $1,500.00
Director

Stuart S. Marlowe       $1,500.00         0             0          $1,500.00
Director

Karen T. Nakamura       $1,200.00         0             0          $1,200.00
Director

Kim F. Scoggins         $1,500.00         0             0          $1,500.00
Director

Chief Compliance Officer
Nora B. Simpson         $65,814           0             0          $65,814

Interested Directors
Terrence K.H. Lee       $0.00             0             0          $0.00
Director, Chairman, President and CEO

Code of Ethics
	The Corporation has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund. The Distributor and Investment Manager have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act of 1940, as amended, that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies
	The Proxy Voting Procedures ("Procedures") of the Corporation are attached as Exhibit A to this SAI. The purpose of these Procedures is to set forth the process by which the Fund will vote proxies related to the assets in its investment portfolio. Under normal circumstances, the Fund does not hold any voting securities in its investment portfolio. However, under limited circumstances, the Fund may hold money market mutual fund shares. The
Procedures have been approved by the Board and may be amended only by the Board.

	The Board has delegated its voting responsibilities and duties with respect to proxy votes for portfolio securities to Lee Financial Group Inc., provided that voting determinations are made in accordance with proxy voting procedures and guidelines that have been approved by the Board.

	Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by contacting the Investment Manager at (800) 354-9654 or by visiting the Fund's website at www. leehawaii.com or the SEC's website at www.sec.gov.

Disclosure of Portfolio Holdings Policies
	The Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings ("Procedures") of the Corporation are attached as Exhibit B to this SAI.

	The Fund's disclosure of portfolio holdings is currently limited to its primary service providers, including its independent auditors, custodian, administrator and legal counsel, in connection with the on-going operations of the Fund.

                       INVESTMENT MANAGEMENT AGREEMENT

	Subject to the authority of the Directors and under the laws of the State of Maryland, the Investment Manager and the Corporation's Officers will supervise and implement the Fund's investment activities. The Investment
Manager implements the investment program of the Fund and the composition of its portfolio on a day-to-day basis.

	The Investment Management Agreement between the Investment Manager and the Corporation provides that the Investment Manager will provide portfolio management services to the Fund including the selection of securities for the Fund to purchase, hold or sell, supply investment research to the Fund and the selection of brokers through whom the Fund's portfolio transactions are executed. The Investment Manager is responsible for evaluating the portfolio and overseeing its performance.

	The Investment Manager also administers the business affairs of the Corporation, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its Officers and employees to serve without compensation as Directors and Officers of the Corporation, other than as the Corporation's Chief Compliance Officer, if duly elected to such positions. The Investment Manager provides or pays the cost of certain management, supervisory and administrative services required in the normal operation of the Corporation. This includes investment management and supervision, remuneration of Directors, Officers, other than the Corporation's Chief Compliance Officer, and other personnel, rent, and such other items that arise in daily corporate administration. Daily corporate administration includes the coordination and monitoring of any third parties furnishing services to the Corporation, providing the necessary office space, equipment and personnel for Fund business and assisting in the maintenance of the Fund's federal registration statement and other documents required to comply with federal and state law. Not considered normal operating expenses, and therefore payable by the Corporation, are organizational expenses, custodian fees, shareholder services and transfer agency fees, taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the SEC and the Securities Departments of the various States, brokerage costs, dues and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Corporation, its Directors or Officers may be subject or a party thereto. As compensation for the services provided by the Investment Manager, the Fund pays the Investment Manager a fee at the annual rate of 0.50 of one percent (0.50%) of its average daily net assets.

	Fees paid by the Fund for the three most recent fiscal years:

					Investment Management
						Agreement
				2010		$855,617
				2009		$750,729
				2008		$775,313

	The Investment Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

	In the event the expenses of the Fund for any fiscal year exceed the limit set by applicable regulation of state securities commissions, if any, the compensation due to the Investment Manager hereunder will be reduced by the amount of such excess.

	The current Investment Management Agreement between the Fund and the Investment Manager was initially approved on May 14, 1991. The Investment Management Agreement continues in effect for successive annual periods, so long as such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by a vote of the majority of the Directors who are not parties to the Agreement or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. The Investment Management Agreement provides that either party may terminate by giving the other not more than sixty days', nor less than thirty days', written notice. The Investment Management Agreement will terminate automatically if assigned by either party.

	The Investment Manager's activities are subject to the review and supervision of the Corporation's Board of Directors, to whom the Investment Manager renders periodic reports of the Fund's investment activities.

	The Investment Manager also serves as administrator for the Corporation pursuant to an Administrative Agreement initially approved by the Directors on October 14, 1999. The Administrative Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Corporation. Administrative services shall include the compliance matters of the Fund. Pursuant to the Administrative Agreement, the administrator will receive a fee calculated at an annual rate of up to 0.05 of one percent (0.05%) of the Fund's average daily net assets.

	As the administrator, the Investment Manager shall furnish the Fund administrative services. Administrative services shall include, but are not limited to, the following compliance matters of the Fund: filings with the SEC, the Financial Industry Regulatory Authority, and state and other regulatory organizations (updating, amending and filing prospectus, annual and semi-annual reports, proxy material and blue sky requirements); establishing and maintaining written supervisory procedures and compliance manuals; researching and communicating changes in applicable rules and regulations; and preserving all books and records.

	Fees paid by the Fund for the three most recent fiscal years:

					     Administrative
						Agreement
				2010		$34,222
				2009		$30,026
				2008		$31,010

	Mr. Lee, Director, President and Chief Executive Officer of the Investment Manager, Ms. Meyer, Director, Vice President and Assistant Treasurer of the Investment Manager, Ms. Lee, Director, Vice President and Secretary of the Investment Manager, Ms. Simpson, Vice President, Chief Compliance Officer, Chief Financial Officer and Treasurer of the Investment Manager and Mr. D'Avanzo, Vice President of the Investment Manager, are affiliated with both the Corporation and the Investment Manager. Mr. Lee owns the majority of the stock of, and controls, the Investment Manager. The stock of the Investment Manager, owned by Mr. Lee and by other stockholders who are not controlling persons, is subject to certain agreements providing for rights of first refusal as to such stock.

	As of December 31, 2010, the following persons held of record or beneficially 5% or more of the outstanding shares of the Hawaii Municipal Fund
Investor Class:
			Charles Schwab & Co.Inc.
			Special Cust Account for the Exclusive Benefit of Customers
			Attn:  Mutual Funds
			101 Montgomery Street
			San Francisco, CA  94104-4122
			Beneficial Owner
			11.49%

                              PORTFOLIO MANAGER

	Louis D'Avanzo serves as the Portfolio Manager of the Fund.

	Other Accounts Managed: The following provides information regarding other accounts, other than the Fund, managed by Mr. D'Avanzo as of September 30, 2010.

                                            Number of
                                            Accounts         Total Assets
                                          Managed with        Managed With
              Number of                   Performance-         Performance
Type of       Accounts    Total Assets       Based               Based
Accounts       Managed      Managed      Advisory Fees       Advisory Fees

Registered Investment
Companies       None         $0               None               $0

Other Pooled Investment
Vehicles        None         $0               None               $0

Other Accounts   274       $59,439,225        None               $0

	Ownership of Securities: Mr. D'Avanzo did not beneficially own any shares of the Fund as of September 30, 2010.

	Compensation: Mr. D'Avanzo's compensation is a fixed salary that is based on core job responsibilities and business considerations. His salary is not based on Fund or account performance. In addition, all employees meeting certain participant requirements, including Mr. D'Avanzo, are eligible to participate in the Investment Manager's 401k plan profit sharing plan, in which certain employer contributions are based on the overall financial condition of the Investment Manager.

	Conflicts of Interest: Mr. D'Avanzo is responsible for managing the Fund as well as other accounts. Mr. D'Avanzo may manage accounts which may have materially higher or lower fee arrangements than the Fund. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, it is possible that due to varying investment restrictions among accounts or other reasons, certain investments could be made for some accounts and not others, or conflicting investment positions could be taken among accounts.

	The Investment Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The firm seeks to provide best execution of all securities transactions and may aggregate and then allocate securities to client accounts. To this end, the Investment Manager has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Manager and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected by the Investment Manager between the Fund and another client account. The Investment Manager conducts periodic reviews of trades for consistency with these policies.

                                  CUSTODIAN

	Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104, is the custodian for the Fund and has custody of all securities and cash pursuant to the terms of a custodian agreement with the Corporation. The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by the Fund.

	Under an agreement with the Union Bank, its custodian fees are paid by credits for cash balances. Any remaining credits are used to offset other expenses. This arrangement may cease at any time. For the fiscal year ended September 30, 2010, credits were used to offset a portion of the Fund's custody expenses. If not for the offset agreement, the assets could have been invested to produce income.

                                FUND ACCOUNTING

	Ultimus Fund Solutions, LLC., 225 Pictoria Drive, Suite #450, Cincinnati, Ohio 45246, provides fund accounting services for the Corporation. The monthly accounting fee schedule for the Fund is as follows:

	Calculated fee will be based upon prior month average net assets for the
Fund:
	Base fee per year of $36,000.00 ($3,000 per month) plus:
	First $500 million of average daily net assets, .010% (1 basis point)
	In excess of $500 million, .005% (1/2 basis point)
	The above base fee assumes one portfolio, with a single class of shares. Additionally, the portfolio is charged $250.00 per month for performance reporting.

	Fees paid by the Fund for the three most recent fiscal years:

				   Fund Accounting     Fund Accounting
					Agreement        Fees Waived

			2010		$  81,666	$   - 0-
			2009		$  72,424	$ 2,187
			2008		$  89,587	$24,196


                   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

	The independent registered public accounting firm for the Corporation is Tait, Weller & Baker LLP, 1818 Market Street, Suite #2400, Philadelphia, Pennsylvania 19103-2108.




                            PORTFOLIO TRANSACTIONS

	The Investment Manager will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Investment Manager, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Investment Manager. Since statistical and other research information is only supplementary to the research efforts of the Investment Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund or the Investment Manager may (subject always to best price and execution) take into consideration that certain firms provide market, statistical or other research information to the Fund. Securities may be acquired through firms that are affiliated with the Corporation, its Investment Manager, or its Distributor and other principal underwriters acting as agent, and not as principal. Transactions will only be placed with affiliated brokers if the price to be paid by the Fund is at least as good as the price the Fund would pay to acquire the security from other unaffiliated parties.

	If it is believed to be in the best interests of the Fund, the Investment Manager may place portfolio transactions with unaffiliated brokers or dealers who provide the types of service (other than sales) described above, even if it means the Fund will have to pay a higher commission (or, if the dealer's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's or dealer's furnishing of those services. This will be done, however, only if, in the opinion of the Investment Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

	If purchases or sales of securities of the Fund and of one or more other clients advised by the Investment Manager are considered at or about the same time, transactions in such securities will be allocated among the several clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective size of the Fund and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions generally will be beneficial to the Fund.

	The Directors have adopted certain policies incorporating the standards of Rule 17e-1 under the 1940 Act issued by the SEC which requires that the commission paid to the Distributor and other affiliates of the Corporation must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.
The rule and procedures also contain review requirements and require the Distributor to furnish reports to the Directors and to maintain records in connection with such reviews.

	The Fund does not currently expect to incur any brokerage commission expense on transactions in its portfolio securities because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

	During each of the fiscal years ended September 2010, 2009, and 2008, the Fund did not effect brokerage transactions with the Distributor or any other affiliated person.

                      PURCHASING AND REDEEMING FUND SHARES

	Shares of the Fund may be purchased and redeemed by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with their customers. These Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent, or authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by a Service Agent or authorized designee. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. The Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees, which would not be imposed if shares of the Fund were purchased directly from the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the distributor.

	Service Agents may enter confirmed purchase and redemption orders on behalf of their customers. If shares of the Fund are purchased in this manner, the Service Agent must receive your investment order before the close of the New York Stock Exchange, and transmit it to the Fund's Transfer Agent prior to a designated time contracted with the Transfer Agent, but not later than 8:00 pm EST, to receive that day's share price. Proper payment for the order must be received by the Transfer Agent within three (3) business days following the trade date. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

	The Investment Manager and its affiliates provide additional cash payments out of their own resources to financial intermediaries that sell shares of the Fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Fund. Cash compensation also may be paid to intermediaries for inclusion of the Fund on a sales list or in sales programs. These payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Fund to you.

	The issuance of shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place. To avoid additional operating costs and for investor convenience, share certificates will no longer be issued.

	Under certain circumstances, an investor may purchase Fund shares by delivering to the Fund securities eligible for the Fund's portfolio. All in-kind purchases are subject to prior approval by the Investment Manager. Prior to sending securities to the Fund with a purchase order, investors must contact the Investment Manager at (808) 988-8088 for verbal approval on the in-kind purchase. Acceptance of such securities will be at the discretion of the Investment Manager based on its judgment as to whether, in each case, acceptance of the securities will allow the Fund to acquire the securities at no more than the cost of acquiring them through normal channels. Fund shares purchased in exchange for securities are issued at the net asset value next determined after receipt of securities and the purchase order. Securities accepted for in-kind purchases will be valued in the same manner as portfolio securities at the value next determined after receipt of the purchase order. Approval of the Investment Manager of in-kind purchases will not delay valuation of the securities accepted for in-kind purchases or Fund shares issued in exchange for such securities. The in-kind exchange, for tax purposes, constitutes the sale of one security and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

	The minimum initial investment for Fund shares is $10,000.00 and the minimum subsequent purchase amount is $100.00. This requirement may be waived under certain circumstances.

                               THE DISTRIBUTOR

	Shares of the Fund are offered on a continuous basis through Lee Financial Securities, Inc. 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822 (the "Distributor"), a wholly-owned subsidiary of the Investment Manager. Pursuant to a Distribution Agreement, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem Fund shares and how Fund shares are priced is contained in the Prospectus.

	Mr. Lee, Director, President and Chief Executive Officer of the Distributor, Ms. Meyer, Director, Vice President and Assistant Treasurer of the Distributor, Ms. Lee, Director, Vice President and Secretary of the Distributor, Ms. Simpson, Vice President, Chief Compliance Officer, Chief Financial Officer and Treasurer of the Distributor and Mr. D'Avanzo, Vice President of the Distributor, are affiliated with both the Corporation and the Distributor.
Under the Distribution Agreement between the Corporation and the Distributor, the Distributor pays the expenses of distribution of Fund shares, including preparation and distribution of literature relating to the Fund and their investment performance and advertising and public relations material. The Corporation bears the expenses of registration of its shares with the SEC and of sending prospectuses to existing shareholders. The Distributor pays the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states and permits its Officers and employees to serve without compensation as Directors and Officers of the Corporation if duly elected to such positions.

	The Distribution Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or Directors of the Corporation and by the Corporation's disinterested Directors in compliance with the 1940 Act. The Agreement may be terminated without penalty upon thirty days written notice by either party and will automatically terminate if it is assigned.

	Investor Class shares are subject to a Distribution Plan. The amounts payable to the Distributor under the Distribution Plan may not fully reimburse the Distributor for its actual distribution related expenses. Distribution Plan payments are subject to limits under the rules of the Financial Industry Regulatory Authority.

	Under the Distribution Plan, the Fund will pay the Distributor for expenditures which are primarily intended to result in the sale of the Fund's shares such as advertising, marketing and distributing the Fund's shares and servicing the Fund's investors, including payments for reimbursement of and/or compensation to brokers, dealers, certain financial institutions, (which may include banks) and other intermediaries for administrative and accounting services for investors who are also their clients. Such third party institutions will receive fees based on the average daily value of the Fund's shares owned by investors for whom the institution performs administrative and accounting services.

	The Distribution Plan provides that it will continue in full force and effect if ratified at the first meeting of the Fund's shareholders and thereafter from year to year so long as such continuance is specifically approved by a vote of the Directors and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan for the Fund was approved by the Fund's initial shareholder(s). The Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares of the Fund, and all material amendments of a Distribution Plan must be approved by the Directors and also by the disinterested Directors. The Plan may be terminated at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of the Fund. While the Distribution Plan is in effect, selection of the nominees for disinterested Directors is committed to the discretion of the disinterested Directors.

	The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.25% of the average daily net assets of the Fund. Under the Distribution Plan, the Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid monthly, of up to 0.25% of the average daily net assets of the Fund. The Distribution Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Fund the fee agreed to under the Distribution Plan. Payments under the Distribution Plan are tied exclusively to marketing and distribution expenses actually incurred by the Distributor, and the payments may not exceed distribution expenses actually incurred.

	The Plan provides that the Distributor must submit quarterly reports to the Directors setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Directors.

	Distribution Plan payments by the Fund, by category, for the most recent fiscal year were as follows: Advertising $16,710; Seminars and Meetings $4,685; Printing $1,244; Rent $30,924; Utilities $4,862; Salaries and Wages $185,431; Employee Benefits $12,830; Miscellaneous $0; Total $256,686.

                                 TRANSFER AGENT

	Lee Financial Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822, a wholly-owned subsidiary of the Investment Manager, serves as transfer agent, dividend disbursing agent and redemption agent pursuant to a Transfer and Dividend Disbursing Agent Agreement initially approved by the Directors on March 15, 1994. The Transfer and Dividend Disbursing Agent Agreement is subject to annual renewal by the Directors, including the Directors who are not interested persons of the Corporation or of the Transfer Agent. Pursuant to the Transfer and Dividend Disbursing Agent Agreement, the Transfer Agent will receive a fee calculated at an annual rate of 0.06 of one percent (0.06%) of the Fund's average daily net assets and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.

	The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of the Transfer and Dividend Disbursing Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purchases and redemptions of the Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Fund's shares and causing redemption of shares for and disbursements of proceeds to stockholders.

	The Shareholder Services Agreement does not duplicate services provided under the Transfer Agent Agreement. Clerical services provided by the Transfer Agent on behalf of the Fund under the Shareholder Services Agreement include personnel as needed, equipment and supplies to respond to and process the shareholder inquiries. Bookkeeping services provided by the Transfer Agent on behalf of the Fund pursuant to the Shareholder Services Agreement, are generally limited to records of transactions and expenditures originating with the Transfer Agent in connection with providing supplemental shareholder services and maintaining shareholder relations and communications. As compensation for its clerical, bookkeeping and shareholder services, the Transfer Agent receives a fee computed daily and payable monthly, at an annualized rate of up to 0.10% of the average daily net assets of the Fund.

	Fees paid by the Fund for the three most recent fiscal years:

				    Transfer Agent     Shareholder Services
   					 Agreement           Agreement
			2010	    	$102,672		$171,122
			2009		$ 90,084		$150,142
			2008		$111,832		$155,061


Financial Highlights

	The Financial Statements of the Fund will be audited at least annually by Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm. The Financial Statements for the fiscal year ended September 30, 2010, Financial Highlights for the respective periods presented and the report of Tait, Weller & Baker LLP are incorporated by reference into this SAI. However, no other parts of the 2010 Annual Report to Shareholders are incorporated by reference to this SAI. Shareholders may get copies of the Annual Report free of charge by calling the Corporation at the telephone number on the front page of this SAI or by visiting the Fund's website at www.leehawaii.com.






EXHIBIT A


                        FIRST PACIFIC MUTUAL FUND, INC.

                            PROXY VOTING PROCEDURES


I.	INTRODUCTION
       The following represents the Proxy Voting Procedures ("Procedures") of First Pacific Mutual Fund and each series thereof ("Fund"). The purpose of these Procedures is to set forth the process by which the Fund will vote proxies related to the assets in its investment portfolio. Under normal circumstances the Fund does not hold any voting securities in its investment portfolio. The Fund may hold money market mutual fund shares under limited circumstances.
These Procedures have been approved by the Board of the Fund and may be amended only by the Board.

II.	DELEGATION OF VOTING RESPONSIBILITY
       The Board hereby delegates its voting responsibilities and duties with respect to proxy votes for portfolio securities to Lee Financial Group Inc. ("Adviser"), provided that voting determinations are made in accordance with proxy voting procedures and guidelines that have been approved by the Board.

III.	APPROVAL AND REVIEW OF PROCEDURES
       The Adviser has adopted proxy voting procedures and guidelines in connection with the voting of portfolio securities for its clients, as attached hereto as an exhibit. The Board hereby approves such procedures and guidelines.


                          LEE FINANCIAL GROUP INC.

                           PROXY VOTING POLICIES


I.	INTRODUCTION
       Lee Financial Group Inc. ("Adviser") is the investment adviser to First Pacific Mutual Fund, Inc. ("Fund") and certain individuals ("Accounts" and collectively with the Fund "Clients"). Under normal circumstances the Fund is invested in tax-exempt and other permissible fixed income instruments. The Fund may invest in tax-exempt money market instruments, including money market mutual funds under limited circumstances. The Adviser has the authority to vote proxies for the Fund. The Adviser does not have authority to vote proxies for the Accounts. Therefore, under normal circumstances the Adviser does not vote proxies for clients.

       Proxies must be voted in the best interest of the Fund. The Guidelines set forth below summarize the Adviser's position on various issues of concern to investors, and give a general indication of how Fund portfolio securities, specifically money market mutual funds, will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

       In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser will act prudently, solely in the interest of the beneficial owners of the Fund.

II.	CONFLICTS OF INTERESTS
       The Adviser may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If the Adviser determines that a particular proxy vote involves a material conflict of interest, it may resolve the conflict of interest in several ways, including, without limitation, voting pursuant to the direction of the Fund's Board or a committee of the Board or abstaining. Conflicts may arise as to votes involving an investment company's investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, the Adviser will follow the Guidelines described herein, including the process for handling conflicts.

III.	PROXY ADMINISTRATION
       The portfolio manager and the compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy.

       A report summarizing each corporate issue and corresponding proxy vote will be available to clients upon request.

IV.	GUIDELINES

	Mutual Fund Proxies

	Election of Directors
	Vote the election of directors on a CASE-BY-CASE basis.

	Converting Closed -end Fund to Open End Fund
	Vote conversion proposals on a CASE-BY-CASE basis.

	Proxy Contests
	Vote proxy contests on a CASE-BY-CASE basis.

	Investment Advisory Agreements
	Vote investment advisory agreements on a CASE-BY-CASE basis.

	Approving New Classes or Series of Shares
	Generally, vote FOR the establishment of new classes or series of shares.

	Preferred Stock Proposals
	Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

	1940 Act Policies
	Vote these proposals on a CASE-BY-CASE basis.

	Changing a Fundamental Restriction to a Nonfundable Restriction Vote these proposals on a CASE-BY-CASE basis.

	Change Fundamental Investment Objective to Nonfundamental
	Generally, vote AGAINST proposals to change a funds fundamental investment objective to nonfundamental.

	Name Rule Proposals
	Vote these proposals on a CASE-BY-CASE basis.

	Disposition of Assets/Termination/Liquidation
	Vote these proposals on a CASE-BY-CASE basis.

	Changes to the Charter Document
	Vote changes to the charter document on a CASE-BY-CASE basis.

	Changing the Domicile of a Fund
	Vote reincorporations on a CASE-BY-CASE basis.

	Change in Fund's Subclassification
	Vote these proposals on a CASE-BY-CASE basis.

	Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
	Generally, vote FOR proposals.

	Distribution Agreements
	Vote these proposals on a CASE-BY-CASE basis.

	Master-Feeder Structure
	Generally, vote FOR the establishment of a master-feeder structure.

	Changes to the Charter Document
	Vote changes to the charter document on a CASE-BY-CASE basis.

	Mergers
	Vote merger proposals on a CASE-BY-CASE basis.

	Establish Director Ownership Requirement
	Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

	Reimburse Shareholder for Expenses Incurred
	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

	Terminate the Investment Advisor
	Vote to terminate the investment advisor on a CASE-BY-CASE basis.



EXHIBIT B
                        FIRST PACIFIC MUTUAL FUND
                                (the "Fund")

Policies and Procedures Relating to Selective Disclosure of Portfolio Holdings

A.  Background

	Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has filed a registration statement on Form N-1A with the Securities and Exchange Commission (the "SEC"). Form N-1A requires the Fund to disclose in its prospectuses and statements of additional information certain information about its policies and procedures with respect to the disclosure of its portfolio securities and any ongoing arrangements to make available information about its portfolio securities. The following policies and procedures describe the circumstances under which the Fund or its investment adviser, Lee Financial Group ("LFG"), may disclose the Fund's portfolio securities. Notwithstanding such policies and procedures, any disclosures of the Fund's portfolio securities must be consistent with the antifraud provisions of the federal securities laws and the Fund's or LFG's fiduciary duties.

B.  Policies and Procedures

1. Disclosure of Portfolio Holdings. The Fund and LFG shall only disclose information concerning securities held in the Fund's portfolios under the following circumstances:

	(i)	Within 15 days following the end of each calendar month, LFG shall
		post the securities held by each of the Fund's portfolios on any website maintained for the Fund or otherwise in a manner available to all shareholders, or shall disclose holdings only in publicly available SEC filings; or

	(ii)	The Fund or LFG may disclose the Fund's portfolio securities
		holdings to selected third parties when the Fund has a legitimate business purpose for doing so; or

		(a)	Examples of instances in which selective disclosure of the
			Fund's portfolio securities may be appropriate include
			disclosure for due diligence purposes to an investment adviser
			that is in merger or acquisition talks with LFG; disclosure to
			a newly hired investment adviser or sub-adviser prior to its
			commencing its duties; disclosure to third party service
			providers of auditing, custody, proxy voting and other
			services to the Fund; or disclosure to a rating or ranking
			organization.

	(iii)	As required by the federal securities laws, including the 1940 Act,
		the Fund shall disclose its portfolio holdings in its applicable
		regulatory filings, including shareholder reports, reports on Form
		N-CSR or such other filings, reports or disclosure documents as the
		applicable regulatory authorities may require.

2. Confidentiality and Duty not to Trade. In the event that the Fund or LFG discloses the Fund's portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information.

3. Prohibition against Compensation. Neither the Fund, LFG nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Fund's portfolio securities.

4. Persons Authorized to Disclose Information. With respect to the monthly disclosure of portfolio holdings on any Fund website, LFG's president or the Fund's Chief Compliance Officer is authorized to prepare and post to any Fund website its portfolio holdings. With respect to any other disclosure of the Fund's portfolio holdings, the Fund's President and Treasurer and LFG's president shall be authorized to disclose such information.

5. Shareholders' Best Interests and Conflicts of Interest. In order to ensure that the disclosure of the Fund's portfolio securities is in the best interests of the Fund's shareholders and to avoid any potential or actual conflicts of interest with LFG, the Fund's principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Fund's portfolio securities for legitimate business purposes shall be approved by the Fund's Board of Directors in advance of such disclosure. This requirement shall not apply to the disclosure of the Fund's portfolio securities to the Fund's existing service providers of auditing, custody, proxy voting and other services to the Fund in connection with the provision of their services to the Fund.

6. Board Oversight. The Board shall receive quarterly reports from LFG stating whether disclosures were made concerning the Fund's portfolio holdings, pursuant to these policies and procedures, during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.


EXHIBIT C
                         FIRST PACIFIC MUTUAL FUND
                              (the "Fund")
               Form of Policies and Procedures With Respect to
                     Frequent Purchases and Redemptions

Section 1.  Policy

	The Board of Directors (the "Board") of the Fund has determined that market timing or frequent, short-term trading is not in the best interest of the Fund or its shareholders. In order to deter such trading activity, the Board has determined to limit shareholders in each Fund to six exchanges among the Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with automatic purchases or redemptions or transactions in omnibus accounts as described below. In order to implement this policy, the Funds are directed to monitor trading activity in the Funds and follow the procedures set forth in Section II. The Board recognizes that the procedures set forth in Section II may differ from the procedures used by various financial intermediaries for similar purposes and it is also recognized that there is no guarantee that the Fund's administrator ("Administrator") will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

Section II.  Procedures

	On a bi-weekly basis (once every two weeks), the Administrator shall determine which accounts have placed large exchanges among the Funds using a specified threshold. Initially, the threshold shall be $25,000; however, the threshold may be increased or decreased based upon the initial threshold serving as an adequate basis for detection of excessive short-term trading. The account history for every exchange transaction over such threshold shall be reviewed.

	If the Administrator determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Funds, the account shall be flagged as a Potential Market Timer ("PMT") and shall undergo further review. The Administrator may use an independent market timing system to assist in the daily review of Fund accounts.

	If after further review, it is determined that a PMT account has exceeded the current trading policy limits or has otherwise engaged in market timing, the Administrator shall take one of the following actions with respect to accounts identified as belonging to the PMT:

Reject additional purchase or exchange orders;
Extend settlement of redemption transactions up to seven days;
Reject all trades in the current PMT account; or Terminate the selling group agreement with the PMT.

	It is understood that it may not be possible to monitor all accounts belonging to the PMT, but reasonable efforts will be made to do so.

	The administrator shall notify the Fund's transfer agent as well as the PMT or, its related financial intermediary, that such action has been taken using procedures adopted by the Administrator that are reasonably designed to document the suspected market timing activity as well as keep the Funds and the Board informed regarding implementation of the frequent trading policy.

	For those accounts held in omnibus account arrangements with financial intermediaries, including: broker-dealers; banks, investment advisers; record-keepers; retirement plans; trusts; and fee-based program accounts, where such omnibus accounts generally do not identify customers' trading activity on an individual basis, the Fund shall seek assurances from the intermediary that it has procedures adequate to monitor and address frequent, short-term trading.



PART C:				OTHER INFORMATION

Item 23.  EXHIBITS.
	The following are the exhibits filed as a part of this registration statement:

(a)   Articles of Incorporation.
      Filed with Post-Effective Amendment #11 to Form N-1A registration.*
      (1)  Articles Supplementary to Articles of Incorporation filed with
           Post-Effective Amendment #18 to Form N-1A registration.*
      (2)  Articles of Amendment to Articles of Incorporation filed with
           Post-Effective Amendment #18 to Form N-1A registration.*
      (3)  Articles Supplementary to Articles of Incorporation filed with
           Post-Effective Amendment #27 to Form N-1A registration.*
      (4)  Articles of Amendment to Articles of Incorporation filed with
           Post-Effective Amendment #27 to Form N-1A registration.*
      (5) Articles Supplementary to Articles of Incorporation filed with Post-Effective Amendment #28 to Form N-1A registration.*

(b)   By-Laws.
      Filed with Post-Effective Amendment #11 to Form N-1A registration.*
      (1) Amendment #1 to By-Laws filed with Registration Statement on Form N-14 as filed with the Commission on August 20, 2007.*

(c)   Instruments Defining Rights of Security Holders.
      Not applicable.

(d)   Investment Management Contracts.
      Filed with Post-Effective Amendment #16 to Form N-1A registration.*
      (1) Amendment to Investment Management Agreement dated July 24, 2001, filed with Post-Effective Amendment #17 to Form N-1A registration.*
      (2)  Amendment to Investment Management Agreement dated October 17,
           2001 filed with Post-Effective Amendment #17 to Form N-1A registration.*
      (3) Amendment to Investment Management Agreement dated July 24, 2002 filed with Post-Effective Amendment #18 to Form N-1A registration.*
      (4) Amendment to Investment Management Agreement dated April 21, 2004 filed with Post-Effective Amendment #22 to Form N-1A registration.*
      (5) Amendment to Investment Management Agreement dated January 23, 2008, filed with Post-Effective Amendment #27 to Form N-1A registration.*

(e)   Underwriting Contracts.
      Filed with Post-Effective Amendment #15 to Form N-1A registration.*
      (1) Amendment to Distribution Contract dated July 24, 2001 filed with Post-Effective Amendment #17 to Form N-1A registration.*
      (2) Amendment to Distribution Contract dated July 24, 2002 filed with Post-Effective Amendment #18 to Form N-1A registration.*
      (3) Amendment to Distribution Contract dated April 30, 2007 filed with Post-Effective Amendment #27 to Form N-1A registration.*
      (4) Amendment to Distribution Contract dated January 23, 2008 filed with Post-Effective Amendment #27 to Form N-1A registration.*

(f)   Bonus or Profit Sharing Contracts.
      Not applicable because there are no pension, bonus or other agreements for the benefit of Directors and Officers.

(g)   Custodian Agreements.
      Filed with Post-Effective Amendment #14 to Form N-1A registration.*
      (1) Amendment to Custodian Agreement dated December 31, 2001 filed with Post-Effective Amendment #17 to Form N-1A registration.*
      (2)  Amendment to Custodian Agreement dated December 31, 2001 filed with
           Post-Effective Amendment #17 to Form N-1A registration.*
      (3)  Amendment to Custodian Agreement dated June 28, 2007 filed with
           Post-Effective Amendment #27 to Form N-1A registration.*
      (4) Amendment to Custodian Agreement dated January 9, 2008 filed with Post-Effective Amendment #27 to Form N-1A registration.*
      (5) Amendment to Custodian Agreement dated April 16, 2009 filed with Post-Effective Amendment #29 to Form N-1A registration.*
      (6) Amendment to Custodian Agreement dated May 18, 2010 is filed herewith.

(h)   Other Material Contracts.
      (1)  Administration Agreement.
           Filed with Post-Effective Amendment #15 to Form N-1A registration.*
           (a) Amendment to Administration Agreement dated July 24, 2001 filed with Post-Effective Amendment #17 to Form N-1A registration.*
           (b) Amendment to Administration Agreement dated October 17, 2001 filed with Post-Effective Amendment #17 to Form N-1A registration.*
           (c) Amendment to Administration Agreement dated July 24, 2002 filed with Post-Effective Amendment #18 to Form N-1A registration.*
           (d) Amendment to Administration Agreement dated April 21, 2004 filed with Post-Effective Amendment #22 to Form N-1A registration.*
           (e) Amendment to Administration Agreement dated January 23, 2008 filed with Post-Effective Amendment #27 to Form N-1A registration.*

      (2)  Selling Dealer Agreement.
           Filed with Pre-Effective Amendment #1 to Form N-1A registration.*
           (a) Amended Selling Dealer Agreement dated July 23, 2003 filed with Post-Effective Amendment #21 to Form N-1A registration.*
           (b) Amended Selling Dealer Agreement dated April 30, 2007 filed with Post-Effective Amendment #27 to Form N-1A registration.*.
           (c) Amended Selling Dealer Agreement dated January 23, 2008 filed with Post-Effective Amendment #27 to Form N-1A registration.*

      (3)  Transfer Agent Agreement.
           Filed with Post-Effective Amendment #14 to Form N-1A registration.*
           (a) Amendment to Transfer Agent Agreement dated July 24, 2001 filed with Post-Effective Amendment #17 to Form N-1A registration.*
           (b) Amendment to Transfer Agent Agreement dated July 24, 2002 filed with Post-Effective Amendment #18 to Form N-1A registration.*
           (c) Amendment to Transfer Agent Agreement dated April 30, 2007 filed with Post-Effective Amendment #27 to Form N-1A registration.*
           (d) Amendment to Transfer Agent Agreement dated January 23, 2008 filed with Post-Effective Amendment #27 to Form N-1A registration.*

      (4)  Fund Accounting Agreement.
           Filed with Post-Effective Amendment #17 to Form N-1A registration.*
           (a) Amendment to Fund Accounting Agreement dated August 5, 2002 filed with Post-Effective Amendment #18 to Form N-1A registration.*
           (b) Amendment to Fund Accounting Agreement dated December 21, 2007 filed with Post-Effective Amendment #27 to Form N-1A registration.*
           (c) Amendment to Fund Accounting Agreement dated January 1, 2008 filed with Post-Effective Amendment #27 to Form N-1A registration.*

      (5)  Shareholder Services Agreement.
           Filed with Post-Effective Amendment #14 to Form N-1A registration.*
           (a) Amendment to Shareholder Services Agreement dated July 24, 2001 filed with Post-Effective Amendment #17 to Form N-1A registration.*
           (b) Amendment to Shareholder Services Agreement dated April 30, 2007 filed with Post-Effective Amendment #27 to Form N-1A registration.*
           (c) Amendment to Shareholder Services Agreement dated June 12, 2007 filed with Post-Effective Amendment #27 to Form N-1A registration.*
           (d)  Amendment to Shareholder Services Agreement dated January
                23, 2008 filed with Post-Effective Amendment #27 to Form N-1A registration.*

      (6)  Fidelity Bond Joint Insurance Agreement
           Amendment to Joint Insurance Agreement dated January 28, 2009 filed with Post-Effective Amendment #28 to Form N-1A registration.*

(i)   Legal Opinion.
	The legal opinion of Drinker Biddle & Reath LLP is filed herewith.

(j)   Other Opinions.
	The consent of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm, is filed herewith.

(k)   Omitted Financial Statements.
	None.

(l)   Initial Capital Agreements.*
	Filed with Pre-Effective Amendment #1 to Form N-1A.

(m)   Rule 12b-1 Plan.*
      Filed with Post-Effective Amendment #15 to Form N-1A registration.
      (1) Amendment to 12b-1 Distribution Plan dated July 24, 2001 filed with Post-Effective Amendment #17 to Form N-1A registration.
      (2) Amendment to 12b-1 Distribution Plan dated January 23, 2008 filed with Post-Effective Amendment #27 to N-1A registration.

(n)   Rule 18f-3 Plan.*
      Filed with Post-Effective Amendment #18 to Form N-1A registration.

(p)   Code of Ethics
      (1)  Fund Code of Ethics.
           Filed with Post-Effective Amendment #16 to Form N-1A registration.
           (a) Amendment to Code of Ethics dated January 14, 2003 filed with Post-Effective Amendment #20 to Form N-1A registration.*
           (b) Amendment to Code of Ethics dated May 28, 2004 filed with Post-Effective Amendment #22 to Form N-1A registration.*
           (c) Amendment to Code of Ethics dated October 20, 2004 filed with Post-Effective Amendment #22 to Form N-1A registration.*
           (d) Amendment to Code of Ethics dated December 23, 2004 filed with Post-Effective Amendment #23 to Form N-1A registration.*
           (e) Amendment to Code of Ethics dated January 2, 2006 filed with Post-Effective Amendment #24 to Form N-1A registration.*
           (f) Amendment to Code of Ethics dated December 30, 2006 filed with Post-Effective Amendment #25 to Form N-1A registration.*
           (g) Amendment to Code of Ethics dated December 30, 2007 filed with Post-Effective Amendment #27 to Form N-1A registration.*
           (h) Amendment to Code of Ethics dated September 1, 2008 filed with Post-Effective Amendment #28 to Form N-1A registration.*
           (i) Amendment to Code of Ethics dated December 31, 2008 filed with Post-Effective Amendment #28 to Form N-1A registration.*
           (j) Amendment to Code of Ethics dated June 1, 2009 filed with Post-Effective Amendment #29 to Form N-1A registration.*
           (k) Amendment to Code of Ethics dated September 1, 2009 filed with Post-Effective Amendment #29 to Form N-1A registration.*
           (l) Amendment to Code of Ethics dated March 1, 2010 is filed herewith.
           (m) Amendment to Code of Ethics dated September 30, 2010 is filed herewith.

      (2)  Adviser and Distributor Code of Ethics.
           Filed with Post-Effective Amendment #16 to Form N-1A registration.
           (a) Amendment to Code of Ethics dated September 30, 2001 filed with Post-Effective Amendment #17 to Form N-1A registration.*
           (b) Amendment to Code of Ethics dated September 20, 2002 filed with Post-Effective Amendment #20 to Form N-1A registration.*
           (c) Amendment to Code of Ethics dated January 14, 2003 filed with Post-Effective Amendment #20 to Form N-1A registration.*
           (d) Amendment to Code of Ethics dated April 21, 2004 filed with Post-Effective Amendment #22 to Form N-1A registration.*
           (e) Amendment to Code of Ethics dated May 28, 2004 filed with Post-Effective Amendment #22 to Form N-1A registration.*
           (f) Amendment to Code of Ethics dated October 20, 2004 filed with Post-Effective Amendment #22 to Form N-1A registration.*
           (g) Amendment to Code of Ethics dated December 23, 2004 filed with Post-Effective Amendment #23 to Form N-1A registration.*
           (h)  Code of Ethics dated February 1, 2005 filed with Post-
                Effective Amendment #23 to Form N-1A registration.*
           (i)  Amendment to Code of Ethics dated January 2, 2006 filed with Post-Effective Amendment #24 to Form N-1A registration.*
           (j) Amendment to Code of Ethics dated December 30, 2006 filed with Post-Effective Amendment #25 to From N-1A registration.*
           (k) Amendment to Code of Ethics dated January 23, 2008 filed with Post-Effective Amendment #27 to Form N-1A registration.*
           (l) Amendment to Code of Ethics dated September 1, 2008 filed with Post-Effective Amendment #28 to Form N-1A registration.*
           (m) Amendment to Code of Ethics dated December 31, 2008 filed with Post-Effective Amendment #28 to Form N-1A registration.*
           (n) Amendment to Code of Ethics dated January 28, 2009 filed with Post-Effective Amendment #28 to Form N-1A registration.*
           (o) Amendment to Code of Ethics dated June 1, 2009 filed with Post-Effective Amendment #29 to Form N-1A registration.*
           (p) Amendment to Code of Ethics dated September 1, 2009 filed with Post-Effective Amendment #29 to Form N-1A registration.*
           (q) Amendment to Code of Ethics dated March 1, 2010 is filed herewith.
           (r) Amendment to Code of Ethics dated September 30, 2010 is filed herewith.

*Previously filed and incorporated by reference herein.


Item 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

		None


Item 25.	INDEMNIFICATION.

	Under the terms of the Maryland General Corporation Law and the company's Articles of Incorporation, the company shall indemnify any person who was or is a director, officer or employee of the company to the maximum extent permitted by the Maryland General Corporation Law; provided however, that any such indemnification (unless ordered by a court) shall be made by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made:

		(i)  by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or,
		(ii)  if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

       No indemnification will be provided by the company to any Director or Officer of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

	As permitted by Article ELEVENTH of the company's Articles of Incorporation and subject to the restrictions under D2-418(F)(1) of the Maryland General Corporation Law, reasonable expenses incurred by a director who is a party to a proceeding may be paid by the company in advance of the final disposition of the action, after a determination that the facts then known would not preclude indemnification, upon receipt by the company of a written affirmation by the Director of the Director's good faith belief that the standard of conduct necessary for indemnification by the company has been met and a written undertaking by or on behalf of the Director to repay the amount if it is ultimately determined that the standard of conduct has not been met.

	Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

	Provisions for indemnification of the Company's investment manager are contained in Section 10 of the Investment Management Agreement between the Company and Lee Financial Group Inc.

    Provisions for indemnification of the Company's distributor are contained in
Section 14 of the Distribution Agreement between the Company and Lee Financial Securities, Inc.

    Provisions for indemnification of the Company's transfer agent and dividend disbursing agent are contained in Section 24 of the Transfer Agent and Dividend Disbursing Agent Agreement between the Company and Lee Financial Recordkeeping, Inc.


Item 26.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

    The principal business of Lee Financial Group Inc. is to provide investment counsel and advice to individuals and institutional investors. Listed below are the directors and officers of Lee Financial Group Inc. and any business, profession, vocation or employment that they have engaged in during the last two years.

                                             Business, Profession,
                                             Vocation or Employment
                                             Engaged In Within the
Name                 Positions with Adviser  Last Two Fiscal Years*


Terrence K.H. Lee    Director, President     Director, President and CEO of
                     and CEO                 Lee Financial Securities, Inc.,
                                             Lee Financial Recordkeeping, Inc.,
                                             and Director, President and CEO of
                                             First Pacific Mutual Fund, Inc.

Charlotte A. Meyer   Director, Assistant     Director, Assistant Treasurer and
                     Treasurer and           Vice President of Lee Financial
                     Vice President          Securities, Inc., Lee Financial
                                             Recordkeeping, Inc., and Assistant
                                             Treasurer of First Pacific Mutual
                                             Fund, Inc.

Lugene Endo Lee      Director, Secretary     Director, Secretary and Vice
                     and Vice President      President of Lee Financial
                                             Securities, Inc., Lee Financial
                                             Recordkeeping, Inc. and Secretary
                                             of First Pacific Mutual Fund, Inc.

Louis F. D'Avanzo    Vice President          Vice President of Lee Financial
                                             Securities, Inc., Lee Financial
                                             Recordkeeping, Inc. and Portfolio
                                             Manager of First Pacific Mutual
                                             Fund, Inc.

Nora B. Simpson      Vice President,         Vice President, CCO, CFO and
                     CCO, CFO and Treasurer  Treasurer of Lee Financial
                                             Securities, Inc., Lee Financial
                                             Recordkeeping, Inc. and Treasurer,
                                             Chief Compliance Officer, and
                                             Assistant Secretary of First
                                             Pacific Mutual Fund, Inc.

* The principal business address of First Pacific Mutual Fund, Inc., Lee Financial Securities, Inc., and Lee Financial Recordkeeping, Inc. is 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822.


Item 27.	PRINCIPAL UNDERWRITERS.

		(a)  Lee Financial Securities, Inc., the only principal underwriter of the Registrant, does not act as principal underwriter, depositor or investment advisor to any other investment company.

(b)	Herewith is the information required by the following table with respect to each Director, Officer or partner of the only underwriter named in answer to
Item 20:

                              Position and            Position and
Name and Principal            Offices with            Offices with
Business Address              Underwriter             Fund

Terrence K.H. Lee             Director, President     Director, President and
2756 Woodlawn Drive, #6-201   and CEO                 CEO
Honolulu, HI   96822

Lugene Endo Lee               Director, Secretary,    Secretary
2756 Woodlawn Drive, #6-201   Vice President
Honolulu, HI  96822

Charlotte A. Meyer            Director, Assistant     Assistant Treasurer
2756 Woodlawn Drive, #6-201   Treasurer, Vice President
Honolulu, HI  96822

Louis F. D'Avanzo             Vice President          Portfolio Manager
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822

Nora B. Simpson               Vice President          Treasurer
503 Blackbird Drive           CCO, CFO and            Assistant Secretary
Hockessin, DE  19707          Treasurer               Chief Compliance
                                                      Officer

		(c)  Not applicable.


Item 28.	LOCATION OF ACCOUNTS AND RECORDS.

	Each account, book or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section, is in the physical possession of:

		Lee Financial Group Inc.
		2756 Woodlawn Drive, #6-201
		Honolulu, HI   96822;

		Lee Financial Recordkeeping, Inc.
		2756 Woodlawn Drive, #6-201
		Honolulu, HI  96822


Item 29.	MANAGEMENT SERVICES.

	All management services are covered in the management agreement between the Registrant and Lee Financial Group Inc., as discussed in Parts A and B.


Item 30.	UNDERTAKINGS.

		Not applicable.




                                   SIGNATURES

	Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act") and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 31 to its registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment No. 32 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Honolulu, and State of Hawaii on the 19th day of January, 2011.

				FIRST PACIFIC MUTUAL FUND, INC.



				By: _/s/ Terrence K.H. Lee______________
                                Terrence K.H. Lee, President and CEO


	Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 31 to its registration statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Terrence K.H. Lee_____________   Director, President	   January 19, 2011
Terrence K.H. Lee                    and CEO


/s/ Clayton W.H. Chow_____________   Director			   January 19, 2011
Clayton W.H. Chow


/s/ Lynden M. Keala_______________   Director		 	   January 19, 2011
Lynden M. Keala


/s/ Stuart S. Marlowe_____________   Director		 	   January 19, 2011
Stuart S. Marlowe


/s/ Nora B. Simpson_______________   Treasurer		 	   January 19, 2011
Nora B. Simpson			    (Chief Financial Officer)


/s/ Karen T. Nakamura_____________   Director			   January 19, 2011
Karen T. Nakamura


/s/ Kim F. Scoggins_______________   Director			   January 19, 2011
Kim F. Scoggins







EXHIBIT INDEX


Item 23.

(g)(6)      Amendment to Custodian Agreement dated May 18, 2010.
(i)         Opinion and Consent of Counsel.
(j)         Consent of Independent Registered Public Accounting Firm.
(p)(1)(l)   Amendment to Fund Code of Ethics dated March 1, 2010.
(p)(1)(m)   Amendment to Fund Code of Ethics dated September 30, 2010.
(p)(2)(q)   Amendment to Adviser and Distributor Code of Ethics dated March 1,
            2010.
(p)(2)(r) Amendment to Adviser and Distributor Code of Ethics dated September 30, 2010.